PROSPECTUS

August 1, 2019, as supplemented September 19, 2019
	Ordinary Shares	Institutional Shares	R6 Shares
U.S. EQUITY FUNDS
Pear Tree Polaris Small Cap Fund	USBNX	QBNAX	*
Pear Tree Quality Fund	USBOX	QGIAX	*
INTERNATIONAL EQUITY FUNDS
Pear Tree Axiom Emerging Markets World Equity Fund**	QFFOX	QEMAX	QFFRX
Pear Tree Polaris Foreign Value Fund	QFVOX	QFVIX	QFVRX
Pear Tree Polaris Foreign Value Small Cap Fund	QUSOX	QUSIX	QUSRX
Pear Tree PNC International Small Cap Fund	QISOX	QISIX	QISRX
*
R6 Shares of these Pear Tree Funds currently are not being offered for sale.

**
formerly Pear Tree PanAgora Emerging Markets Fund

As with all mutual fund shares, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Pear Tree Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds your financial intermediary, such as a broker-dealer or a bank. Instead, the reports will be made available on the Pear Tree Funds' website, www.peartreefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by calling Pear Tree Funds at 1-800-326-2151, logging into your accounts at www.peartreefunds.com, or by calling your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Pear Tree Funds at 1-800-326-2151 or your financial intermediary. If you hold any Pear Tree Funds directly, your election to receive reports in paper will apply to those Pear Tree Funds held directly. If you hold any Pear Tree Funds through a financial intermediary, your election will apply to those Pear Tree Funds you hold through that financial intermediary.

i

SUMMARY INFORMATION ABOUT PEAR TREE FUNDS

Pear Tree Polaris Small Cap Fund
Investment Objective: Maximum long-term capital appreciation.
Fee Table and Expenses of Small Cap Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Small Cap Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares
Management Fees	0.80%	0.80%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.29%	0.28%
Acquired Fund Fees and Expenses	0.22%	0.22%
Total Annual Fund Operating Expenses	1.56%	1.30%
Fee Waiver and/or Expense Reimbursement (1)	N/A	0.12%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	N/A	1.18%
(1)
The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Small Cap Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares. The Manager does not have a right to recoup from Small Cap Fund amounts that it has waived under this agreement.

Example
This example is intended to help you compare the cost of investing in Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Small Cap Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$159	$493	$850	$1,856
Institutional Shares	$120	$400	$701	$1,557
Portfolio Turnover
Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Small Cap Fund’s performance. During the most recent fiscal year, Small Cap Fund's portfolio turnover rate was 24 percent of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small cap issuers. Small Cap Fund considers a small-cap issuer to be a company having at the time of purchase by Small Cap Fund a market capitalization of between approximately $100 million to $5 billion, as well as one or more mutual funds, exchange-traded funds (ETFs), and business development companies (BDCs) that invests at least 80 percent of its net assets in similar securities issued by small-cap issuers.
While most assets are typically invested in U.S. common stocks, Small Cap Fund may invest in American Depositary Receipts (ADRs), and foreign stocks traded on U.S. exchanges in keeping with Small Cap Fund’s objectives. Fund assets may be invested in growth stocks and value stocks. Small Cap Fund's sub-adviser generally considers growth stocks to be equity securities issued by companies that have sustainable competitive advantages and products or services that potentially could generate significantly greater-than-average revenue and earnings growth. The sub-adviser generally considers value stocks to be equity securities whose performance has lagged relative to the market but whose issuing companies have stable earnings and cash flows and where there are visible and imminent inflection points and catalysts that may result in increased earnings and cash flow, driving stock appreciation.

In managing Small Cap Fund’s portfolio, its sub-adviser uses proprietary quantitative investment technology combined with traditional, value-based, fundamental research to identify potential investments. The sub-adviser uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to screen its database of more than 40,000 global companies. The sub-adviser uses these measures to identify companies with the greatest potential for undervalued streams of sustainable free cash flow. The sub-adviser conducts fundamental research, interviewing and visiting with company management and creating detailed financial models on potential portfolio investments. The sub-adviser also maintains a “watch-list” of companies, which may be used if the valuation of a company held in Small Cap Fund’s portfolio falls below established limits. Small Cap Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a limited number of issuers.
Small Cap Fund’s sub-adviser may utilize options on existing security positions or indexes in an attempt to improve the risk/return profile of Small Cap Fund's returns. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.
Small Cap Fund may invest in other types of derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purposes of hedging the value of the portfolio and establishing a position in the future. Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in Small Cap Fund. An investment in Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings. The share price of Small Cap Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which Small Cap Fund may have substantial investments.
Investment Strategies, Generally, and Quantitative Investment Risk.  Small Cap Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of Small Cap Fund's portfolio. Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.
Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in mid- and large-cap companies and, as a result, the performance of Small Cap Fund may be more volatile than a mutual fund that invests in mid- and large-cap stocks.
Growth and Value Stock Investing. Growth and value investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.
Foreign Securities.  Small Cap Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced market liquidity, or decreases in foreign currency values relative to the U.S. dollar. The value of a foreign security may change materially at times when U.S. markets are not open to trading.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.
Liquidity Risk.  To meet shareholder redemption requests and other cash requirements, Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Small Cap Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Sector. Small Cap Fund may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Investments in Other Collective Investment Funds. To the extent that Small Cap Fund invests in mutual funds, exchange-traded funds (ETFs), and business development companies (BDCs), Small Cap Fund's investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting Small Cap Fund shareholders to some duplication of fees.

Non-Diversification.  Small Cap Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Small Cap Fund.
Currency and Option Contracts and Other Derivatives.  Small Cap Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for Small Cap Fund to liquidate an open option contract.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Small Cap Fund by showing changes in Small Cap Fund’s performance over time. The tables also compare Small Cap Fund’s performance to a broad measure of market performance that reflects the type of securities in which Small Cap Fund invests. Past performance does not necessarily indicate how Small Cap Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.
A Note on Performance
Ordinary Shares and Institutional Shares commenced operations on August 3, 1992, and January 6, 1993, respectively.
Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Small Cap Fund’s Ordinary Shares.
Calendar year-to-date return of the Ordinary Shares of Small Cap Fund as of June 30, 2019 was 13.31%.
Best Quarter:	Q3 2009	17.75%
Worst Quarter:	Q3 2011	(18.94)%
Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	(10.88)%	1.03%	10.46%
After Tax on Distributions	(12.51)%	(0.54)%	9.57%
After Tax on Distributions, with Sale	(5.26)%	0.70%	8.62%
Institutional Shares Before Tax	(10.52)%	1.33%	10.76%
Russell 2000® Index (reflects no deductions for fees, expenses or taxes)	(11.01)%	4.41%	11.97%
After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.
Management
Small Cap Fund is managed by Pear Tree Advisors, Inc. Small Cap Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of Small Cap Fund:
Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	2015
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2015
Bin Xiao, CFA	Assistant Portfolio Manager	2015
Jason M. Crawshaw	Assistant Portfolio Manager	2016

Buying and Selling Fund Shares
You may buy or sell shares of Small Cap Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary.
Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website:www.peartreefunds.com
*
May be waived by the fund or funds.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares
Tax Information
Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Small Cap Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree Quality Fund
Investment Objective: Long-term growth of capital.
Fee Table and Expenses of Quality Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Quality Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses	0.29%	0.29%
Total Annual Fund Operating Expenses	1.54%	1.29%
Fee Waiver and/or Expense Reimbursement (1)	0.29%	0.41%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	1.25%	0.88%
(1)
The Manager has contractually agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Quality Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager to Quality Fund would be calculated using (a) an annual rate of 0.75 percent for the first $125 million of Quality Fund’s net assets, and (b) an annual rate of 0.50 percent for Quality Fund’s net assets in excess of  $125 million. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Quality Fund amounts that it has waived under that agreement. The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Quality Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares. The Manager does not have a right to recoup from Quality Fund amounts that it has waived under that agreement.

Example
This example is intended to help you compare the cost of investing in Quality Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Quality Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Quality Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$127	$458	$812	$1,810
Institutional Shares	$90	$369	$668	$1,521
Portfolio Turnover
Quality Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Quality Fund’s performance. During the most recent fiscal year, Quality Fund's portfolio turnover rate was 57 percent of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, Quality Fund invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers. Quality Fund principally invests in equity securities of large companies, that is, companies with a market capitalization of greater than $5 billion at time of purchase. However, there is no minimum market capitalization for companies whose securities Quality Fund may purchase.
To manage Quality Fund’s portfolio, Quality Fund’s investment manager, in consultation with its sub-adviser, periodically selects what it believes is a well-managed mutual fund (the “target portfolio”). Among the criteria used to select the target portfolio are the limited availability of the target portfolio to retail investors and the target portfolio's historical performance. Quality Fund's portfolio is then managed such that each quarter, its portfolio generally is rebalanced to comprise the same securities and in the same percentages as the target portfolio as of the end of the target portfolio’s most recent fiscal quarter. If Quality Fund’s assets significantly increase, Quality Fund may select more than one target portfolio.

From time to time, a target portfolio may invest in non-U.S. securities. In such cases, Quality Fund typically invests in American Depositary Receipts (or ADRs), which represent interests in such securities, if available. Quality Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.
Quality Fund’s current target portfolio is GMO Quality Fund Class III (ticker symbol: GQETX). The current target portfolio purports to seek to generate total return by investing primarily in equities the target portfolio's investment manager believes to be of high quality, which it defines as companies with established track records of historical profitability and strong fundamentals. Neither Quality Fund, nor its investment manager, nor its sub-adviser, is affiliated with the current target portfolio or the current target portfolio's investment manager.
Quality Fund also may invest in derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. Quality Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in Quality Fund. An investment in Quality Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings. The share price of Quality Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which Quality Fund has significant holdings, or weaknesses associated with one or more specific companies in which Quality Fund may have substantial investments.
Difficulty in Comparing Fund Performance with Target Portfolio Performance. Quality Fund's performance could significantly differ from the target portfolio’s performance over the same period. Among other things, the holdings of the target portfolio typically change - sometimes significantly during the period between the end of a quarter and the time when those changes are publicly disclosed and Quality Fund's portfolio is rebalanced. From time to time, Quality Fund may be purchasing specific securities at the same time that the target portfolio is selling them. In addition, the target portfolio has a significantly larger amount of assets than Quality Fund and thus, has a lower expense ratio than Quality Fund.
Inability to Conduct Due Diligence on Target Portfolio’s Investment Adviser.  Quality Fund’s investment manager and sub-adviser may be able to perform only limited due diligence on the target portfolio’s investment adviser to determine, among other things, whether the investment adviser is adhering to the target portfolio’s investment guidelines and whether the risks disclosed in the target portfolio’s offering documents reflect the risks of the target portfolio.
Potential Impact on Target Portfolio. Quality Fund’s purchases and sales of securities for its own portfolio may adversely impact the management of the target portfolio and thus, Quality Fund itself.
Accuracy of Target Portfolio Information. Any failure by a target portfolio to file accurate and timely portfolio information could affect the performance of Quality Fund.
Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Foreign Securities.  Quality Fund’s investments in or exposure to foreign securities (primarily through ADRs) may be adversely affected by political and economic conditions overseas, reduced market liquidity, or decreases in foreign currency values relative to the U.S. dollar. The value of a foreign security may change materially at times when U.S. markets are not open to trading.
Non-Diversification.  Quality Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Quality Fund.
Sector. Quality Fund may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Liquidity Risk.  To meet shareholder redemption requests and other cash requirements, Quality Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Quality Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Derivatives.  Quality Fund’s investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.

Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Quality Fund by showing changes in Quality Fund’s performance over time. The tables also compare Quality Fund’s performance to a broad measure of market performance that reflects the type of securities in which Quality Fund invests. Past performance does not necessarily indicate how Quality Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.
Notes on Performance
Ordinary Shares and Institutional Shares commenced operations on May 6, 1985 and March 25, 1991, respectively. Prior to February 15, 2018, Quality Fund had a different sub-adviser. Prior to January 27, 2011, Quality Fund pursued different principal investment strategies.
Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Quality Fund’s Ordinary Shares.
Calendar year-to-date return of the Ordinary Shares of Quality Fund as of June 30, 2019 was 17.28%.
Best Quarter:	Q2 2009	15.53%
Worst Quarter:	Q2 2010	(12.14)%
Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	(1.67)%	9.16%	12.06%
After Tax on Distributions	(4.99)%	6.57%	10.64%
After Tax on Distributions, with Sale	1.05%	6.88%	9.86%
Institutional Shares Before Tax	(1.35)%	9.47%	12.39%
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	(4.38)%	8.49%	13.12%
After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.
Management
Quality Fund is managed by Pear Tree Advisors, Inc. (the "Manager"). Quality Fund is sub-advised by Chartwell Investment Partners, LLC (“Chartwell”). The following Chartwell employee serves as the portfolio manager to Quality Fund and in that capacity, is responsible for assisting the Manager in implementing portfolio changes:
Investment Team	Position at Chartwell	Manager of the Fund Since
Mark D. Tindall, CFA	Portfolio Manager	2011

Buying and Selling Fund Shares
You may buy or sell shares of Quality Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary.
Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
*
May be waived by the fund or funds.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares
Tax Information
Quality Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of Quality Fund through a broker-dealer or other financial intermediary (such as a bank), Quality Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Quality Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree Axiom Emerging Markets World Equity Fund (formerly Pear Tree PanAgora Emerging Markets Fund)
Investment Objective: Long-term growth of capital.
Fee Table and Expenses of Emerging Markets Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Emerging Markets Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.42%	0.41%	0.64%
Acquired Fund Fees and Expenses	0.06%	0.06%	0.06%
Total Annual Fund Operating Expenses	1.73%	1.47%	1.70%
Fee Waiver and/or Expense Reimbursement (1)	0.22%	0.34% (2)	0.71% (3)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	1.51%	1.13% (2)	0.99% (3)
(1)
The Manager has contractually agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with the Trust for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Emerging Markets Fund amounts that it has waived under that agreement.

(2)
The Manager, in its capacity as transfer agent to the Trust, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with the Trust such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of the net assets of Emerging Markets Fund attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have a right to recoup from Emerging Markets Fund amounts that it has waived under that agreement.

(3)
The Manager has contractually agreed until July 31, 2020 to reimburse such portion of the expenses of Emerging Markets Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares is not greater than 0.99 percent of Emerging Markets Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees. The aggregate expenses of Emerging Markets Fund with respect to Ordinary and Institutional Shares remain unchanged. The Manager does not have a right to recoup from Emerging Markets Fund amounts that it has waived under that agreement.

Example
This example is intended to help you compare the cost of investing in Emerging Markets Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Emerging Markets Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Emerging Markets Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$154	$524	$918	$2,023
Institutional Shares	$115	$431	$770	$1,728
R6 Shares	$101	$466	$856	$1,949
Portfolio Turnover
Emerging Markets Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Emerging Markets Fund’s performance. During the most recent fiscal year, Emerging Markets Fund's portfolio turnover rate was 172 percent of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including American Depositary Receipts (ADRs), warrants and rights, of emerging markets issuers. Emerging Markets Fund generally defines an emerging market issuer as an issuer that derives its profit or revenue principally from one or more emerging markets countries, that is, those countries included in the MSCI Emerging Markets Index. In managing Emerging Markets Fund’s portfolio, its sub-adviser may allocate more than 25 percent of the fund’s assets among various regions and countries, although the fund’s principal strategies do not require it to invest such percentages in any specific region or for extended periods. Emerging Markets Fund also may invest in companies of any market capitalization.
In managing Emerging Markets Fund’s assets, its sub-adviser primarily uses a bottom-up, fundamental-research investment process. The sub-adviser looks to invest Emerging Markets Fund’s assets in securities of companies that it believes demonstrate better than generally anticipated progress in its key business drivers. Key business drivers are factors that the sub-adviser has determined could significantly impact a company’s short- and long-term financial performance.
Valuation is an integral consideration in the sub-adviser’s investment process. The sub-adviser considers a company’s current and expected market valuations in order to evaluate its prospects as a potential investment for Emerging Markets Fund’s portfolio. In determining a company’s expected valuation, as well as evaluating the accuracy of its current market valuation, the sub-adviser typically relies on conventional valuation parameters.
Emerging Markets Fund may invest in derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. Emerging Markets Fund may hold cash, or manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in Emerging Markets Fund. An investment in Emerging Markets Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings. The share price of Emerging Markets Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which Emerging Markets Fund has significant holdings, or weaknesses associated with one or more specific companies in which Emerging Markets Fund may have substantial investments.
Foreign Securities, including Emerging Markets Securities.  Emerging Markets Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable, are more susceptible to governmental interference, and they tend to have less liquid and efficient trading markets than those of developed countries. Emerging Markets Fund from time to time also may have assets concentrated in a specific geographic region and/or an individual country depending on the country weights of the MSCI EM, thus exposing Emerging Markets Fund to the specific risks of that region or country. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Chinese/Hong Kong Securities. Securities issued by Chinese and Hong Kong companies share many risk characteristics of emerging markets securities. In addition, China's legal system is undeveloped, and Hong Kong has experienced political tensions since it ceased to be a British colony. The rules that govern public companies in China and Hong Kong, are significantly different from the U.S.'s, have from time to time been applied arbitrarily by local regulators, and require of issuers significantly less transparency.
Liquidity Risk.  To meet shareholder redemption requests and other cash requirements, Emerging Markets Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Emerging Markets Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Emerging Markets Fund’s investments may prove to be incorrect.
Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.

Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Emerging Markets Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Growth and Value Stock Investing. Growth and value investment styles periodically come into and fall out of favor with investors. Growth stocks generally are more volatile than the overall stock market. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.
Sector. Emerging Markets Fund may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Derivatives.  Emerging Markets Fund’s investments in currency futures and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Emerging Markets Fund by showing changes in Emerging Markets Fund’s performance over time. The tables also compare Emerging Markets Fund’s performance to a broad measure of market performance that reflects the type of securities in which Emerging Markets Fund invests. Past performance does not necessarily indicate how Emerging Markets Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com.
Notes on Performance
Ordinary Shares and Institutional Shares commenced operations on September 30, 1994 and April 2, 1996, respectively. R6 Shares commenced operations on December 8, 2018. Performance information for R6 Shares will be available after the share class has been offered for a full calendar year. Returns for R6 Shares would have been substantially similar to the returns of Institutional Shares because each share class is invested in the same portfolio of securities, and returns would differ only to the extent that expenses of the classes are different.
Prior to December 8, 2018, Emerging Markets Fund had a different investment sub-adviser and pursued different principal investment strategies. The current investment sub-adviser began managing Emerging Markets Fund with the current principal investment strategies on January 1, 2019.
Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Emerging Markets Fund’s Ordinary Shares.
Calendar year-to-date return of the Ordinary Shares of Emerging Markets Fund as of June 30, 2019 was 12.88%.
Best Quarter:	Q2 2009	30.76%
Worst Quarter:	Q3 2015	(16.63)%
Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	(16.73)%	(1.57)%	6.04%
After Tax on Distributions	(17.52)%	(1.86)%	5.84%
After Tax on Distributions, with Sale	(9.91)%	(1.09)%	5.08%
Institutional Shares Before Tax	(16.43)%	(1.27)%	6.32%
R6 Shares Before Tax	N/A	N/A	N/A
MSCI EM Index (reflects no deductions for fees, expenses or taxes)	(14.25)%	2.03%	8.39%
After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. If you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.
Management
Emerging Markets Fund is managed by Pear Tree Advisors, Inc. Emerging Markets Fund is sub-advised by Axiom International Investors LLC. (“Axiom”). The following employees of Axiom serve as the portfolio managers of Emerging Markets Fund:
Investment Team	Position at Axiom	Manager of the Fund Since
Andrew Jacobson, CFA	Chief Executive Officer, Chief Investment Officer and Lead Portfolio Manager	2018
Christopher Lively, CFA	Managing Director and Lead Portfolio Manager Emerging Markets Equity Strategy	2018
Jose Gerardo Morales, CFA	Co-Portfolio Manager Emerging Markets Equity, Emerging Markets World Equity Strategies	2018
Buying and Selling Fund Shares
You may buy or sell shares of Emerging Markets Fund on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.
Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans, Pear Tree Fund affiliates and employees $0
R6 Shares: $100,000**
Certain wrap programs, registered advisers, certain government plans, Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
*
May be waived by the fund or funds.

**
May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares R6 Shares: None
Tax Information
Emerging Markets Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of Emerging Markets Fund through a broker-dealer or other financial intermediary (such as a bank), Emerging Markets Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Emerging Markets Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree Polaris Foreign Value Fund
Investment Objective: Long-term growth of capital and income.
Fee Table and Expenses of Foreign Value Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Foreign Value Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.26%	0.26%	0.11%
Total Annual Fund Operating Expenses	1.51%	1.26%	1.11%
Fee Waiver and/or Expense Reimbursement (1) (3)	0.10%	0.22% (2)	0.17%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1) (3)	1.41%	1.04% (2)	0.94%
(1)
The Manager has contractually agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Foreign Value Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Foreign Value Fund would be calculated using an annual rate of 0.90 percent of Foreign Value Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Foreign Value Fund amounts that it has waived under that agreement.

(2)
The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Foreign Value Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have a right to recoup from Foreign Value Fund amounts that it has waived under that agreement.

(3)
The Manager has contractually agreed until July 31, 2020 to reimburse such portion of the expenses of Foreign Value Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares is not greater than 0.94 percent of Foreign Value Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Foreign Value Fund amounts that it has waived under that agreement.

Example
This example is intended to help you compare the cost of investing in Foreign Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Foreign Value Fund for the time periods indicated and then redeem all of your shares at the end of those periods, your investment has a 5 percent return each year and that Foreign Value Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$144	$467	$814	$1,793
Institutional Shares	$106	$378	$671	$1,503
R6 Shares	$96	$336	$595	$1,336
Portfolio Turnover
Foreign Value Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Foreign Value Fund’s performance. During the most recent fiscal year, Foreign Value Fund's portfolio turnover rate was 12 percent of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, Foreign Value Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers, including emerging markets issuers. Foreign Value Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Foreign Value Fund generally will be invested in issuers in fifteen or more foreign countries and fifteen or more industry sectors (as well as mutual funds and exchange-traded funds (ETFs) that invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers). However, Foreign Value Fund may be invested in securities from any country (other than the U.S.), any industry sector, or of any capitalization, provided that the securities meet the sub-adviser’s investment criteria.

Foreign Value Fund’s sub-adviser uses proprietary quantitative investment technology, combined with traditional, value-based, fundamental research, to identify potential investments. Foreign Value Fund’s investment strategy has two premises: country and industry factors are important determinants of security prices, and global market fluctuations produce mispriced stocks. Foreign Value Fund’s sub-adviser believes that although global markets have proven generally efficient over time, investor behavior creates volatility. The sub-adviser also believes that that volatility should lead to inefficiently priced securities, that is, securities that may not adequately reflect a company’s long-term fundamental valuation and/or future cash flows. Foreign Value Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.
Foreign Value Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value's returns. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. Foreign Value Fund also may, for hedging purposes, buy and sell forward foreign currency exchange contracts in connection with its investments.
Foreign Value Fund may invest in other derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. Foreign Value Fund may hold cash, or manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in Foreign Value Fund. An investment in Foreign Value Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings. The share price of Foreign Value Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which Foreign Value Fund has significant holdings, or weaknesses associated with one or more specific companies in which Foreign Value Fund may have substantial investments.
Foreign Securities, including Emerging Markets Securities.  Foreign Value Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, and they tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Value Stock Investing. A value investment style periodically comes into and falls out of favor with investors. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.
Liquidity Risk.  To meet shareholder redemption requests and other cash requirements, Foreign Value Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Foreign Value Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Investment Strategies, Generally, and Quantitative Investment Risk.  Foreign Value Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of Foreign Value Fund's portfolio. Foreign Value Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.
Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Foreign Value Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.

Currency and Option Contracts and Other Derivatives.  Foreign Value Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for Foreign Value Fund to liquidate an open option contract.
Investments in Other Collective Investment Funds. To the extent that Foreign Value Fund invests in mutual funds, exchange-traded funds (ETFs), and business development companies (BDCs), Foreign Value Fund's investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting Foreign Value Fund shareholders to some duplication of fees.
Non-Diversification.  Foreign Value Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Fund.
Sector. Foreign Value Fund may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Regional/Country Focus.  Foreign Value Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that Foreign Value Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Foreign Value Fund by showing changes in Foreign Value Fund’s performance over time. The tables also compare Foreign Value Fund’s performance to a broad measure of market performance that reflects the type of securities in which Foreign Value Fund invests. Past performance does not necessarily indicate how Foreign Value Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com
A Note on Performance
Ordinary Shares and Institutional Shares commenced operations on May 15, 1998 and December 1, 1998, respectively. R6 Shares commenced operations on February 6, 2017. Performance information for R6 Shares will be available after the share class has been offered for a full calendar year. Returns for R6 Shares would have been substantially similar to the returns of Institutional Shares because each share class is invested in the same portfolio of securities, and returns would differ only to the extent that expenses of the classes are different.
Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Foreign Value Fund’s Ordinary Shares.
Calendar year-to-date return of the Ordinary Shares of Foreign Value Fund as of June 30, 2019 was 10.92%.
Best Quarter:	Q2 2009	36.87%
Worst Quarter:	Q3 2011	(19.85)%

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	(13.27)%	1.34%	10.74%
After Tax on Distributions	(13.56)%	1.21%	10.30%
After Tax on Distributions, with Sale	(7.80)%	1.14%	8.93%
Institutional Shares Before Tax	(12.93)%	1.65%	11.01%
R6 Shares Before Tax	(12.93)%	N/A	N/A
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	(13.36)%	1.00%	6.81%
After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.
Management
Foreign Value Fund is managed by Pear Tree Advisors, Inc. Foreign Value Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of Foreign Value Fund:
Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	1998
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2004
Bin Xiao, CFA	Assistant Portfolio Manager	2012
Jason M. Crawshaw	Assistant Portfolio Manager	2017
Buying and Selling Fund Shares
You may buy or sell shares of Foreign Value on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.
Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
R6 Shares: $100,000**
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
*
May be waived by the fund or funds.

**
May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares R6 Shares: None
Tax Information
Foreign Value Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of Foreign Value Fund through a broker-dealer or other financial intermediary (such as a bank), Foreign Value Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Foreign Value Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree Polaris Foreign Value Small Cap Fund
Investment Objective: Long-term growth of capital and income.
Fee Table and Expenses of Foreign Value Small Cap Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of Foreign Value Small Cap Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses	0.28%	0.28%	0.14%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.54%	1.29%	1.15%
Fee Waiver and/or Expense Reimbursement (1)	0.10%	0.22%	0.10%
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement (1)	1.44%	1.07%	1.05%
(1)
The Manager has contractually agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Foreign Value Small Cap Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Foreign Value Small Cap Fund would be calculated using an annual rate of 0.90 percent of Foreign Value Small Cap Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Foreign Value Small Cap Fund amounts that it has waived under that agreement.

The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of Foreign Value Small Cap Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have a right to recoup from Foreign Value Small Cap Fund amounts that it has waived under that agreement.
Example
This example is intended to help you compare the cost of investing in Foreign Value Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Foreign Value Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that Foreign Value Small Cap Fund’s operating expenses remain the same as set forth in the table above. The example also assumes that an expense limitation currently in place is not renewed; therefore, the figures have been adjusted to reflect fee waivers or expense reimbursements only in the periods for which the expense limitation arrangement is expected to continue. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$147	$477	$830	$1,826
Institutional Shares	$109	$387	$686	$1,537
R6 Shares	$107	$355	$623	$1,389
Portfolio Turnover
Foreign Value Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Foreign Value Small Cap Fund’s performance. During the most recent fiscal year, Foreign Value Small Cap Fund's portfolio turnover rate was 52 percent of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, Foreign Value Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small-cap foreign markets issuers. Foreign Value Small Cap Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets, including emerging markets, as well as a mutual fund and exchange-traded fund (ETFs) that invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers. Foreign Value Small Cap Fund generally will be invested in issuers in fifteen or more foreign countries. Foreign Value Small Cap Fund considers a small-cap company to be a company having a market capitalization at time of purchase between $50 million to $5 billion.

Foreign Value Small Cap Fund’s sub-adviser uses proprietary quantitative investment technology, combined with traditional, value-based, fundamental research, to identify potential investments. Foreign Value Small Cap Fund’s investment strategy has two premises: country and industry factors are important determinants of security prices, and global market fluctuations produce mispriced stocks. Foreign Value Small Cap Fund’s sub-adviser believes that although global markets have proven generally efficient over time, investor behavior creates volatility. The sub-adviser also believes that that volatility should lead to inefficiently priced securities, that is, securities that may not adequately reflect a company’s long-term fundamental valuation and/or future cash flows. Foreign Value Small Cap Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.
Foreign Value Small Cap Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value Small Cap Fund's returns. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. Foreign Value Small Cap Fund also may, for hedging purposes, buy and sell forward foreign currency exchange contracts in connection with its investments.
Foreign Value Small Cap Fund may invest in other derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. Foreign Value Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in Foreign Value Small Cap Fund. An investment in Foreign Value Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings. The share price of Foreign Value Small Cap Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which Foreign Value Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which Foreign Value Small Cap Fund may have substantial investments.
Foreign Securities, including Emerging Markets Securities.  Foreign Value Small Cap Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, and they tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Value Stock Investing. A value investment style periodically comes into and falls out of favor with investors. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.
Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of Foreign Value Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Liquidity Risk.  To meet shareholder redemption requests and other cash requirements, Foreign Value Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing Foreign Value Small Cap Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Investment Strategies, Generally, and Quantitative Investment Risk.  Foreign Value Small Cap Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of Foreign Value Small Cap Fund's portfolio. Foreign Value Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.
Currency and Option Contracts and Other Derivatives.  Foreign Value Small Cap Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for Foreign Value Small Cap Fund to liquidate an open option contract.
Investments in Other Collective Investment Funds. To the extent that Foreign Value Small Cap Fund invests in mutual funds, exchange-traded funds (ETFs), and business development companies (BDCs), Foreign Value Small Cap Fund's investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting Foreign Value Small Cap Fund shareholders to some duplication of fees.
Non-Diversification.  Foreign Value Small Cap Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Small Cap Fund.
Sector.  Foreign Value Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular industry sector. From time to time, however, it may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Regional/Country Focus.  Foreign Value Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that Foreign Value Small Cap Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
The following bar chart and table provide some indication of the risks of investing in Foreign Value Small Cap Fund by showing changes in Foreign Value Small Cap Fund’s performance over time. The tables also compare Foreign Value Small Cap Fund’s performance to a broad measure of market performance that reflects the type of securities in which Foreign Value Small Cap Fund invests. Past performance does not necessarily indicate how Foreign Value Small Cap Fund will perform (before and after taxes) in the future. Updated performance information is available at www.peartreefunds.com
A Note on Performance
Ordinary Shares and Institutional Shares each commenced operations on May 1, 2008. R6 Shares commenced operations on February 6, 2017. Performance information for R6 Shares will be available after the share class has been offered for a full calendar year. Returns for R6 Shares would have been substantially similar to the returns of Institutional Shares because each share class is invested in the same portfolio of securities, and returns would differ only to the extent that expenses of the classes are different.
Calendar Year Total Returns — Ordinary Shares The bar chart below provides performance information for Foreign Value Small Cap Fund’s Ordinary Shares.
Calendar year-to-date return of the Ordinary Shares of Foreign Value Small Cap Fund as of June 30, 2019 was 9.11%.
Best Quarter:	Q2 2009	53.73%
Worst Quarter:	Q3 2011	(19.15)%

Average Annual Total Returns for the periods ended December 31, 2018
	1 Year	5 Years	10 Years
Ordinary Shares Before Tax	(19.09)%	2.97%	12.51%
After Tax on Distributions	(20.17)%	2.46%	11.95%
After Tax on Distributions, with Sale	(10.95)%	2.37%	10.61%
Institutional Shares Before Tax	(18.77)%	3.28%	12.81%
R6 Shares Before Tax	(18.81)%	N/A	N/A
MSCI ACWI ex USA Small Cap (reflects no deduction for fees, expenses or taxes)	(17.89)%	2.33%	10.41%
After-Tax Returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary. Actual after-tax returns may differ depending on your individual circumstances.
Management
Foreign Value Small Cap Fund is managed by Pear Tree Advisors, Inc. Foreign Value Small Cap Fund is sub-advised by Polaris Capital Management, LLC (“Polaris”). The following employees of Polaris serve as the portfolio managers of Foreign Value Small Cap Fund:
Investment Team	Position at Polaris	Manager of the Fund Since
Bernard R. Horn, Jr.	President and Chief Investment Officer	2008
Sumanta Biswas, CFA	Vice President and Assistant Portfolio Manager	2008
Bin Xiao, CFA	Assistant Portfolio Manager	2012
Jason M. Crawshaw	Assistant Portfolio Manager	2017
Buying and Selling Fund Shares
You may buy or sell shares of Foreign Value Small Cap on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.
Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
R6 Shares: $100,000**
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
*
May be waived by the fund or funds.

**
May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares R6 Shares: None
Tax Information
Foreign Value Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of Foreign Value Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), Foreign Value Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Foreign Value Small Cap Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree PNC International Small Cap Fund
Investment Objective: Long-term capital appreciation.
Fee Table and Expenses of International Small Cap Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of International Small Cap Fund.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Ordinary Shares	Institutional Shares	R6 Shares
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	0.25%	None	None
Other Expenses (1)	0.60%	0.60%	0.45%
Total Annual Fund Operating Expenses (1)	1.75%	1.50%	1.35%
Fee Waiver and/ or Expense Reimbursement (1)	N/A	0.12% (2)	N/A
Total Annual Fund Operating Expenses after Fee Waiver and/ or Expense Reimbursement (1)	1.75%	1.38%	1.35%
(1)
"Other Expenses" are calculated as of June 30, 2019.

(2)
The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of International Small Cap Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have the right to recoup from International Small Cap Fund amounts that it has waived under that agreement.

Example
This example is intended to help you compare the cost of investing in International Small Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in International Small Cap Fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5 percent return each year and that International Small Cap Fund’s operating expenses remain the same as set forth in the table above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Ordinary Shares	$178	$551	$949	$2,062
Institutional Shares	$141	$462	$807	$1,780
R6 Shares	$137	$428	$739	$1,624
Portfolio Turnover
International Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect International Small Cap Fund's performance. During the most recent fiscal year, International Small Cap Fund's portfolio turnover rate was 22 percent (unannualized) of the average value of its portfolio.
Principal Investment Strategies
Under normal market conditions, International Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small-cap foreign markets issuers, or in the form of American Depositary Receipts (ADRs), that is, certificates that trade in the U.S. and which represent title to shares of a foreign markets issuer held by an overseas bank. International Small Cap Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets, including emerging markets, as well as one or more mutual funds and exchange-traded funds (ETFs), each of which invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers. International Small Cap Fund generally will be invested in issuers in ten or more foreign countries. International Small Cap Fund considers a small-cap company to be a company having a market capitalization at time of purchase between $50 million to $5 billion.
International Small Cap Fund’s sub-adviser uses proprietary quantitative investment technology, combined with traditional, growth-based, fundamental research, to identify potential investments. International Small Cap Fund’s investment process seeks to identify companies with robust and sustainable growth rates, high-quality balance sheets, and management teams with clearly defined growth strategies. In allocating the Fund's assets, the sub-adviser also incorporates information on the economic and financial market conditions within each country. The sub-adviser's portfolio construction process seeks to combine the best investment candidates within the sub-adviser's recommended framework of country allocations. International Small Cap Fund is "non-diversified," which means it may invest a higher percentage of its assets in a smaller number of issuers.
International Small Cap Fund may buy or sell options for hedging purposes. The extent of its use of options may vary over time based on its sub-adviser’s assessment of market conditions and other factors. International Small Cap Fund may also buy and sell forward foreign currency exchange contracts in connection with its investments also for hedging purposes.
International Small Cap Fund may invest in other derivatives (i.e., a security or instrument whose value is determined by reference to the value, or the change in value, of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future. International Small Cap Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.
Principal Investment Risks
It is possible to lose money by investing in International Small Cap Fund. An investment in International Small Cap Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Market, Industry and Specific Holdings. The share price of International Small Cap Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which International Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which International Small Cap Fund may have substantial investments.
Foreign Securities, including Emerging Markets Securities.  International Small Cap Fund’s investments in or exposure to foreign securities (including ADRs) may be adversely affected by political and economic conditions overseas, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. The risks of foreign investing are heightened for securities of issuers in emerging market countries. Emerging market countries tend to have economic structures that are less diverse and mature and political systems that are less stable. They also are more susceptible to governmental interference, and they tend to have less liquid and efficient trading markets than those of developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Growth Stock Investing. Growth stocks, especially common shares likely held by International Small Cap Fund, are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the sub-adviser's assessment of the prospect for a company's growth is wrong, or if the sub-adviser's judgement of how other investors will value the company's growth is wrong, the price of the company's stock may fall or not approach the value that the sub-adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.
Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies and, as a result, the performance of International Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Liquidity Risk.  To meet shareholder redemption requests and other cash requirements, International Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing International Small Cap Fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Investment Strategies, Generally, and Quantitative Investment Risk.  International Small Cap Fund’s investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of International Small Cap Fund's portfolio. International Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative strategy, and thus, may be less predictable in how it may react to specific market or political events.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with investing in foreign equities. In addition, an ADR may not track the price of its associated underlying foreign security.
Currency and Option Contracts and Other Derivatives.  International Small Cap Fund’s investments in currency futures, forwards, options and other derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value of the instrument may not increase or decrease as expected. Options contracts also are subject to the risks of leveraged transactions, and it may be difficult or impossible for International Small Cap Fund to liquidate an open option contract.
Investments in Other Collective Investment Funds. To the extent that International Small Cap Fund invests in mutual funds and exchange-traded funds (ETFs), its investment performance would be directly related to the investment performance of the other funds. It also would bear its proportionate share of any management and other fees paid by the other funds, subjecting International Small Cap Fund shareholders to some duplication of fees.
Non-Diversification.  International Small Cap Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on International Small Cap Fund.
Sector.  International Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular industry sector. From time to time, however, it may have significant investments in one or more specific industry sectors, subjecting it to risks of that sector, which may be greater than general market risk.
Regional/Country Focus.  International Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that International Small Cap Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country.
Please refer to “Fund Objectives, Strategies and Risks” in the Prospectus for further details.
Past Performance
As International Small Cap Fund had commenced operations in 2019, there is no historical performance information to present. Performance history will be presented after the fund has been in operation for one full calendar year. Current performance information will be available through peartreefunds.com after International Small Cap Fund commences operations.
Management
International Small Cap Fund is managed by Pear Tree Advisors, Inc. International Small Cap Fund is sub-advised by PNC Capital Advisors, LLC (“PNC Capital Advisors”). The following employees of PNC Capital Advisors serve as the portfolio managers of International Small Cap Fund:
Investment Team	Position at PNC Capital Advisors	Manager of the Fund Since
Martin C. Schulz	Managing Director, International Equity and Principal Portfolio Manager of International Small Cap Fund	2019
Calvin Y. Zhang	Senior Analyst/ Portfolio Manager	2019
Buying and Selling Fund Shares
You may buy or sell shares of International Small Cap on any business day by contacting the Pear Tree Funds, through mail or by phone, through your broker or financial intermediary, and, in the case of R6 Shares, by contacting your retirement plan administrator or recordkeeper.
Initial Investment Minimum	Contact Information
Ordinary Shares: $2,500*
Individual retirement accounts, certain accounts for minors, and automatic investment accounts $1,000*
Institutional Shares: $1,000,000*
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
R6 Shares: $100,000**
Certain wrap programs, registered advisers, certain government plans Pear Tree Fund affiliates and employees $0
Mail: Pear Tree Funds Attention: Transfer Agent 55 Old Bedford Road, Suite 202 Lincoln, MA 01773 Telephone: 1-800-326-2151 Website: www.peartreefunds.com
*
May be waived by the fund or funds.

**
May be waived for: qualified and non-qualified plan investors that do not require the fund or its affiliates to pay any type of administrative payment, or Trustees, employees of Manager or its affiliates, or members of the fund’s portfolio management team.

Ongoing Investment Minimum
Ordinary Shares: 50 shares Institutional Shares: 50 shares R6 Shares: None

Tax Information
International Small Cap Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of International Small Cap Fund through a broker-dealer or other financial intermediary (such as a bank), International Small Cap Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend International Small Cap Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Pear Tree Polaris Small Cap Fund
Investment Objective
Maximum long-term capital appreciation. There is no guarantee that Small Cap Fund will achieve its objective. Small Cap Fund’s investment objective may be changed by its Trustees and without shareholder approval. Small Cap Fund will notify shareholders at least 60 days prior to any such change.
Principal Strategies
Under normal market conditions, Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by small-cap issuers. Small Cap Fund considers a small-cap issuer to be a company having at the time of purchase by Small Cap Fund a market capitalization of between approximately $100 million to $5 billion, as well as mutual funds, exchange-traded funds (ETFs), and business development companies (BDCs), that invests at least 80 percent of its net assets in similar securities issued by other small cap issuers. Small Cap Fund will not automatically sell or cease purchasing stock of a company it already owns just because the company’s market capitalization grows or falls outside this range, however, any additional securities purchased would not be considered equity securities of small-cap issuers. Small Cap Fund may, on occasion, purchase shares of companies with a market capitalization outside of that range if the sub-adviser to Small Cap Fund believes that such investment is in the best interests of Small Cap Fund and consistent with Small Cap Fund’s investment objective.
While most assets are typically invested in U.S. common stocks, Small Cap Fund may invest in American Depositary Receipts (ADRs) and foreign stocks traded on U.S. exchanges in keeping with Small Cap Fund’s objectives. Fund assets also may be invested in growth stocks and value stocks. Small Cap Fund’s sub-adviser generally considers growth stocks to be equity securities issued by companies that have sustainable competitive advantages and products or services that potentially could generate significantly greater-than-average revenue and earnings growth. The sub-adviser generally considers value stocks whose performance has lagged relative to the market but whose issuing companies have stable earnings and cash flows and where there are visible and imminent inflection points and catalysts that will result in increased earnings and cash flow, driving stock appreciation.
In managing Small Cap Fund’s portfolio, its sub-adviser uses proprietary quantitative investment technology combined with traditional, value-based, fundamental research to identify potential investments. The sub-adviser uses traditional valuation measures, including price/book ratios and price/sustainable free cash flow ratios to screen its database of more than 40,000+ global companies. The sub-adviser uses these measures to identify companies with the greatest potential for undervalued streams of sustainable free cash flow. The sub-adviser conducts fundamental research, interviewing and visiting with company management and creating detailed financial models. Small Cap Fund is "non-diversified," which means it may invest a higher percentage of its assets in a limited number of issuers.
The sub-adviser also maintains a “watch-list” of companies, which may be used if the valuation of a company held in Small Cap Fund’s portfolio falls below established limits.
Small Cap Fund’s sub-adviser may utilize options on existing security positions or indexes in an attempt to improve the risk/return profile of Small Cap Fund’s returns. Selling/writing call options is designed to provide income to Small Cap Fund (i.e., the writer of the call option is paid a premium, but is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Small Cap Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors.
Principal Investment Risks
All investments carry a certain amount of risk. You may lose money by investing in Small Cap Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Small Cap Fund.
Quantitative Investing Risk. The quantitative investment models used to manage Small Cap Fund’s portfolio may not perform as expected and may underperform the market as a whole. Underperformance by the model may be as a result of the factors used in building the quantitative analytical framework of the model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative investment strategy, and thus, may be less predictable in how it may react to specific market or political events.

Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in mid- and large-cap companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Small Cap Fund may be more volatile than a mutual fund that invests in mid- and large-cap stocks.
Growth and Value Stock Investing. Growth and value investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Small Cap Fund holds stocks with both growth and value characteristics, from time to time it could underperform stock funds that take a strictly growth or value approach to investing. Growth stocks generally are more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.
Foreign Securities. To the extent Small Cap Fund holds foreign securities and ADRs, financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. The value of foreign instruments may be adversely affected by local or regional political and economic developments, reduced market liquidity, as well as changes in exchange rates. When Small Cap Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with foreign equities, such as fluctuations in foreign currencies and foreign investment risks, primarily political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, an ADR may not track the price of the underlying foreign security.
Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Sector. Small Cap Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Small Cap Fund’s benchmark is concentrated in specific industry sectors, although Small Cap Fund does not have a policy to concentrate in any specific industry sector. To the extent that Small Cap Fund has significant investments in a specific sector, it is subject to risk of loss of that sector as a result of adverse economic, business or other developments to that sector, which may be greater than general market risk.
Investments in Other Collective Investment Funds. To the extent that Small Cap Fund invests in mutual funds and ETFs, and BDCs. Small Cap Fund's investment performance would be directly related to the investment performance of the other funds. Small Cap Fund also would bear its proportionate share of any management and other fees paid by the other collective investment funds in addition to the investment management and other fees paid by Small Cap Fund. As a result, shareholders of Small Cap Fund would be subject to some duplication of fees.
Non-Diversification.  Small Cap Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Small Cap Fund.
Currency and Option Contracts. Options contracts are subject to the risks inherent in most derivative contracts. In addition, currency contracts also may be subject to national and international political and economic events. Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Small Cap Fund’s open position could cause Small Cap Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Small Cap Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position. Under certain market conditions, Small Cap Fund investing in an option contact could lose more than the amount it originally invested. Small Cap Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.

Pear Tree Quality Fund
Investment Objective
Long-term growth of capital. There is no guarantee that Quality Fund will achieve its objective. Quality Fund’s investment objective may be changed by its Trustees and without shareholder approval. Quality Fund will notify shareholders at least 60 days prior to any such change.
Principal Investment Strategies
Under normal market conditions, Quality Fund invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. issuers. Quality Fund principally invests in stocks of large-cap companies, that is, companies with a market capitalization of greater than $5 billion at time of purchase. The market capitalization of the companies in Quality Fund’s portfolio changes over time; Quality Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization falls outside this range.
To manage Quality Fund’s portfolio, Quality Fund’s investment manager, in consultation with its sub-adviser, periodically selects what it believes is a well-managed mutual fund (the “target portfolio”). Quality Fund’s portfolio is then managed such that each quarter, its portfolio generally is rebalanced to comprise the same securities and in the same percentages as the target portfolio as of the end of the target portfolio’s most recent fiscal quarter. In order for a mutual fund to be a potential target portfolio, the mutual fund must:
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Invest principally in stocks of large U.S. companies;

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Be required to disclose publicly within 60 days of its quarter end its portfolio holdings as of the end of the quarter;

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Be managed by an investment adviser that is unaffiliated with Quality Fund’s investment manager or sub-adviser; and

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Typically, allow only very large institutional investors to invest directly in the target portfolio.

In selecting a target portfolio for Quality Fund, Quality Fund’s investment manager considers, among other things, whether the:
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Target portfolio may easily be replicated by Quality Fund;

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Quality Fund’s purchases and sales of portfolio securities may potentially impact the management of the target portfolio;

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Target portfolio’s investment objective and investment policies are compatible with Quality Fund’s investment objective and investment policies;

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Target portfolio historically has a low rate of turnover;

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Target portfolio historically has had strong performance;

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Target portfolio’s investment adviser has a solid reputation within the financial services industry; and

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Target portfolio’s investment adviser generally uses a quantitative investment approach to manage the target portfolio.

If Quality Fund’s assets significantly increase, Quality Fund may select more than one target portfolio. From time to time, a target portfolio may invest in non-U.S. securities. In such cases, Quality Fund typically invests in American Depositary Receipts (or ADRs), which represent interests in such securities, if available. Quality Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.
Quality Fund’s current target portfolio is GMO Quality Fund Class III (ticker symbol: GQETX). The current target portfolio purports to seek to generate total return by investing primarily in equities the current target portfolio's investment manager believes to be of high quality, which it defines as companies with established track records of historical profitability and strong fundamentals that are able to outgrow the average company over time and are therefore worth a premium price. The current target portfolio also purports to have a disciplined approach, using quantitative and fundamental techniques to assess the relative quality and valuation of global companies and it purports to aim to exploit a long-term investment horizon while withstanding short-term volatility. Neither the Fund, nor its investment manager, nor its sub-adviser, is affiliated with the current target portfolio or the current target portfolio's investment manager.

Principal Investment Risks
All investments carry a certain amount of risk. You may lose money by investing in Quality Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Quality Fund.
Difficulty in Comparing Fund Performance with Target Portfolio Performance. Quality Fund performance could significantly differ from the target portfolio’s performance over the same period. Among other things, the holdings of the target portfolio typically change sometimes significantly during the period between the end of a quarter and the time when those changes are publicly disclosed and Quality Fund's portfolio is rebalanced. At such times, it is likely that Quality Fund is unaware of the changes, and as a result, may not be able to avoid a loss or benefit from a repositioning of its portfolio that has been anticipated by the target portfolio’s investment adviser. In addition, the target portfolio has a significantly larger amount of assets than Quality Fund and thus, has a lower expense ratio than Quality Fund.
Inability to Conduct Due Diligence on Target Portfolio’s Investment Adviser.  Neither Quality Fund’s investment manager nor sub-adviser has an agreement with a target portfolio’s investment adviser. As a result, they may be able to perform only limited due diligence on the target portfolio’s investment adviser to determine, among other things, whether the investment adviser is adhering to the target portfolio’s investment guidelines and whether the risks disclosed in the target portfolio’s offering documents (e.g., its prospectus and statement of additional information) reflect the risks of the target portfolio.
Potential Impact on Target Portfolio. Quality Fund’s purchases and sales of securities for its own portfolio may adversely impact the management of the target portfolio and thus, Quality Fund itself.
Accuracy of Target Portfolio Information. Quality Fund relies on each target portfolio to disclose publicly accurate information about its portfolio holdings on or before the deadlines required for such disclosure. Any failure by a target portfolio to file accurate and timely portfolio information could affect the performance of Quality Fund.
Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Foreign Securities. To the extent Quality Fund holds foreign securities (primarily through ADRs), financial information concerning those entities may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which those foreign securities are principally traded may have limited liquidity, and be subject to complex rules, arbitrary rules or both.
Quality Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
Non-Diversification.  Quality Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Quality Fund.
Sector. Quality Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Quality Fund’s benchmark is concentrated in specific industry sectors, although Quality Fund does not have a policy to concentrate in any specific industry sector. To the extent that Quality Fund has significant investments in a specific sector, it is subject to risk of loss of that sector as a result of adverse economic, business or other developments to that sector, which may be greater than general market risk.
Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Quality Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.

Pear Tree Axiom Emerging Markets World Equity Fund
Investment Objective
Long-term growth of capital. There is no guarantee that Emerging Markets Fund will achieve its objective. Emerging Markets Fund’s investment objective may be changed by its Trustees and without shareholder approval. Emerging Markets Fund will notify shareholders at least 60 days prior to any such change.
Principal Investment Strategies
Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including American Depositary Receipts (ADRs), warrants and rights, of emerging markets issuers. Emerging Markets Fund generally defines an emerging market issuer as an issuer that derives its profit or revenue principally from one or more emerging markets countries. Emerging Markets Fund considers emerging markets countries to be those countries included in the MSCI Emerging Markets Index, which currently consist of Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. In managing Emerging Markets Fund’s portfolio, its sub-adviser may allocate more than 25 percent of the fund’s assets among various regions and countries, although the fund’s principal strategies do not require it to invest such percentages in any specific region or for extended periods. Emerging Markets Fund also may invest in companies of any market capitalization.
In managing Emerging Markets Fund’s assets, its sub-adviser uses primarily a bottom-up, fundamental-research investment process. The sub-adviser looks to invest Emerging Markets Fund’s assets in securities of companies that it believes demonstrate better than generally anticipated progress in its key business drivers. Key business drivers are factors that the sub-adviser has determined could significantly impact a company’s short- and long-term financial performance, and they typically fall into the following categories: company-specific factors (e.g., new products, market share, restructuring); industry-specific factors (e.g., overall supply and demand, consolidation, growth rate); country- or regional-specific factors (e.g., political and social changes, structural market reform); secular trends (e.g., graying populations, the technology and communications revolution, globalization of finance); and macroeconomic factors (e.g., GDP growth, inflation, interest rates).
Valuation is an integral consideration in the sub-adviser’s investment process. The sub-adviser considers a company’s current and expected market valuations in order to evaluate its prospects as a potential investment for Emerging Markets Fund. In determining a company’s expected valuation, as well as evaluating the accuracy of its current market valuation, the sub-adviser typically relies on conventional valuation parameters, such as price-to-earnings ratios, price-to-earnings growth ratios, price-to-cash flow ratios, and price-to-book ratios, although it also may rely on other parameters depending on the company, its industry, its country, or its region. Any insights gained from reviewing a company’s valuation are used to supplement the sub-adviser’s analysis to allow the sub-adviser to calibrate investor expectations for key business drivers.
Principal Investment Risks
All investments carry a certain amount of risk. You may lose money by investing in Emerging Markets Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Emerging Markets Fund.
Foreign Securities, including Emerging Markets Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which Emerging Markets Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. Emerging Markets Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. Emerging Markets Fund from time to time also may have assets concentrated in a specific geographic region and/or an individual country depending on the country weights of the MSCI EM, thus exposing Emerging Markets Fund to the specific risks of that region or country. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners.

In these markets, Emerging Markets Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.
Chinese/Hong Kong Securities. Securities issued by Chinese and Hong Kong companies share many risk characteristics of emerging markets securities. In addition, China’s legal system is, when compared to the U.S.’s, undeveloped. Hong Kong, nominally an autonomous region of China, has experienced political tensions since it ceased to be a British colony. The principal Chinese and Hong Kong stock exchanges generally have listing standards similar to the principal U.S. stock exchanges'. The rules that govern public companies in China and Hong Kong, however, are significantly different from those in the U.S., have from time to time been applied arbitrarily by local regulators, and require of issuers significantly less financial transparency.
Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Emerging Markets Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Active Management Risk. The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Emerging Markets Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Emerging Markets Fund fail to produce the intended results, Emerging Markets Fund could underperform other funds with similar objectives and investment strategies.
Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Emerging Markets Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Growth and Value Stock Investing. Growth and value investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Emerging Markets holds stocks with both growth and value characteristics, from time to time it could underperform stock funds that take a strictly growth or value approach to investing. Growth stocks generally are more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.
Forward and Currency Contracts. Forward and currency contracts are subject to the risks inherent in most derivative contracts. In addition, they also may be subject to certain non-market based risks that are difficult to predict, such as governmental, trade, fiscal, monetary and exchange control programs and policies. Currency contracts also may be subject to national and international political and economic events. Under certain market conditions, Emerging Markets Fund could lose more than the amount it originally invested. Emerging Markets Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate a position.
Sector. Emerging Markets Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Emerging Markets Fund’s benchmark is concentrated in specific industry sectors, although Emerging Markets Fund does not have a policy to concentrate in any specific industry sector. To the extent that Emerging Markets Fund has significant investments in a specific sector, it is subject to risk of loss as a result of adverse economic, business or other developments to that sector in addition to general market risks.

Pear Tree Polaris Foreign Value Fund
Investment Objective
Long-term growth of capital and income. There is no guarantee that Foreign Value Fund will achieve its objective. Foreign Value Fund’s investment objective may be changed by its Trustees and without shareholder approval. Foreign Value Fund will notify shareholders at least 60 days prior to any such change.
Principal Investment Strategies
Under normal market conditions, Foreign Value Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers, including emerging markets issuers. Foreign Value Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Equity securities include securities such as depositary receipts and participatory notes that derive their values from common stocks.
Generally, Foreign Value Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East. Foreign Value Fund, however, also may invest without limit in emerging markets issuers, that is, an issuer organized under the laws of, or whose securities are traded in, a country included in the MSCI Emerging Markets Index (“MSCI EM”). As of June 1, 2018, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. Foreign Value Fund generally will be invested in issuers in fifteen or more foreign countries and fifteen or more industry sectors (as well as a mutual fund or an exchange-traded fund (ETF) that invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers). However, Foreign Value Fund may be invested in securities from any country (other than the U.S.), any industry sector, or of any capitalization, provided that the securities meet the sub-adviser’s investment criteria.
Foreign Value Fund’s sub-adviser uses proprietary quantitative investment technology, combined with traditional, value-based, fundamental research, to identify potential investments. Foreign Value Fund’s investment strategy has two premises: country and industry factors are important determinants of security prices, and global market fluctuations produce mispriced stocks. Foreign Value Fund’s sub-adviser believes that although global markets have proven generally efficient over time, investor behavior creates volatility. The sub-adviser also believes that that volatility should lead to inefficiently priced securities, that is, securities that may not adequately reflect a company’s long-term fundamental valuation and/or future cash flows.
In managing Foreign Value Fund’s assets, its sub-adviser uses primarily a bottom-up fundamental research investment process. The sub-adviser’s investment process begins with an investment universe of approximately 40,000+ stocks, which are screened monthly to identify those securities that the sub-adviser believes represent the best opportunities for Foreign Value Fund. The result is a portfolio of securities representing 50 to 100 companies, which are equally weighted at purchase. Investments typically are held for three to five years. Foreign Value Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.
Foreign Value Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value Fund’s returns. Selling/writing call options is designed to provide income to Foreign Value Fund (i.e., the writer of the call option is paid a premium, but is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Foreign Value Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. Foreign Value Fund also may, for hedging purposes, buy and sell forward foreign currency exchange contracts in connection with its investments.
Principal Investment Risks
All investments carry a certain amount of risk. You may lose money by investing in Foreign Value Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Foreign Value Fund.
Foreign Securities, including Emerging Markets Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which Foreign Value Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. Foreign Value Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. When Foreign Value Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, Foreign Value Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.
Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Foreign Value Fund holds stocks with value characteristics, from time to time it could underperform stock funds that take a strictly growth approach to investing. Value stocks generally carry the risk that the market prices may never recognize their intrinsic values.
Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Foreign Value Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Quantitative Investing Risk. The quantitative investment models used to manage Foreign Value Fund’s portfolio may not perform as expected and may underperform the market as a whole. Underperformance by the model may be as a result of the factors used in building the quantitative analytical framework of the model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. Foreign Value Fund’s quantitative investment model is more complex than a typical non-quantitative investment strategy, and thus, may be less predictable in how it may react to specific market or political events.
Large- and Mid-Capitalization Securities. Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.
Small- and Micro-Capitalization Securities. Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Foreign Value Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with foreign equities, such as fluctuations in foreign currencies and foreign investment risks, primarily political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, an ADR may not track the price of the underlying foreign security.
Currency and Option Contracts. Currency, forwards and options contracts are subject to the risks inherent in most derivative contracts. In addition, currency contracts also may be subject to national and international political and economic events. Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Foreign Value Small Cap Fund’s open position could cause Foreign Value Small Cap Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Foreign Value Small Cap Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position. Under certain market conditions, Foreign Value Small Cap Fund investing in an option contact could lose more than the amount it originally invested. Foreign Value Small Cap Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.
Investments in Other Collective Investment Funds. To the extent that Foreign Value Fund invests in mutual funds and ETFs, and BDCs. Small Cap Fund's investment performance would be directly related to the investment performance of the other funds. Foreign Value Fund also would bear its proportionate share of any management and other fees paid by the other collective investment funds in addition to the investment management and other fees paid by Foreign Value Fund. As a result, shareholders of Foreign Value Fund would be subject to some duplication of fees.
Non-Diversification.  Foreign Value Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Fund.
Sector. Foreign Value Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Foreign Value Fund’s benchmark is concentrated in specific industry sectors, although Foreign Value Fund does not have a policy to concentrate in any specific industry sector. To the extent that Foreign Value Fund has significant investments in a specific sector, it is subject to risk of loss of that sector as a result of adverse economic, business or other developments to that sector, which may be greater than general market risk.
Regional/Country Focus.  Foreign Value Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that Foreign Value Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country. As a result, Foreign Value Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Pear Tree PNC International Small Cap Fund
Investment Objective
Long-term capital appreciation. There is no guarantee that International Small Cap Fund will achieve its objective. International Small Cap Fund’s investment objective may be changed by its Trustees and without shareholder approval. International Small Cap Fund will notify shareholders at least 60 days prior to any such change.
Principal Investment Strategies
Under normal market conditions, International Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers, or in the form of American Depositary Receipts (ADRs), that is, certificates that trade in the U.S. and which represent title to shares of a foreign markets issuer held by an overseas bank. International Small Cap Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets, including emerging markets, as well as one or more mutual funds and exchange-traded funds (ETFs), each of which invests at least 80 percent of its net assets in similar securities issued by other foreign market issuers. International Small Cap Fund considers a small-cap company to be a company having a market capitalization at time of purchase between $50 million to $5 billion.
Generally, International Small Cap Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East. International Small Cap Fund, however, also may invest without limit in emerging markets issuers, that is, an issuer organized under the laws of, or whose securities are traded in, a country included in the MSCI Emerging Markets Index (“MSCI EM”). As of June 1, 2018, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. International Small Cap Fund generally will be invested in issuers in ten or more foreign countries. However, International Small Cap Fund may be invested in securities from any country (other than the U.S.), any industry sector, or of any capitalization, provided that the securities meet the sub-adviser’s investment criteria.
International Small Cap Fund’s sub-adviser uses proprietary quantitative investment technology, combined with traditional, growth-based, fundamental research, to identify potential investments. International Small Cap Fund’s investment process seeks to identify companies with robust and sustainable growth rates, high-quality balance sheets, and management teams with clearly defined growth strategies. In allocating the Fund's assets, the sub-adviser also incorporates information on the economic and financial market conditions within each country. The sub-adviser's portfolio construction process seeks to combine the best investment candidates within the sub-adviser's recommended framework of country allocations.
In managing International Small Cap Fund’s assets, its sub-adviser uses a top-down country allocation and a bottom-up fundamental security research investment process. The sub-adviser’s investment process begins with an investment universe of approximately 40,000+ stocks, which are screened monthly to identify those securities that the sub-adviser believes represent the best opportunities for International Small Cap Fund. The result is a portfolio of securities representing approximately 50 to 100 companies. Investments typically are held for three to five years. International Small Cap Fund is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.

International Small Cap Fund may buy or sell options on a limited basis for the purpose of hedging the value of the portfolio. Selling/writing call options is designed to provide income to International Small Cap Fund (i.e., the writer of the call option is paid a premium, but is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect International Small Cap Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. International Small Cap Fund may also buy and sell forward foreign currency exchange contracts in connection with its investments for hedging purposes. International Small Cap Fund also may invest in derivatives for the purpose of hedging the value of the portfolio or to establish a position in the future.
Principal Investment Risks
All investments carry a certain amount of risk. You may lose money by investing in International Small Cap Fund. Below is a description of the principal risks of investing in International Small Cap Fund.
Markets Generally, Specific Industries and Specific Holdings. The share price of International Small Cap Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which International Small Cap Fund has significant holdings, or weaknesses associated with one or more specific companies in which International Small Cap Fund may have substantial investments. International Small Cap Fund's investments also may fluctuate significantly in value over short periods of time, causing International Small Cap Fund's share price to be volatile.
The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets, and higher levels of fund redemptions. Trade barriers and other protectionist trade policies (including those policies adopted by the U.S.) also may have a negative impact on International Small Cap Fund.
Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.
The equity holdings of International Small Cap Fund, which may include common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs, may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.
Foreign Securities, including Emerging Markets Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which International Small Cap Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. International Small Cap Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. When International Small Cap Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, International Small Cap Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.
Growth Stock Investing. Growth stocks, especially common shares likely held by International Small Cap Fund, are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. If the sub-adviser's assessment of the prospect for a company's growth is wrong, or if the sub-adviser's judgement of how other investors will value the company's growth is wrong, then the price of the company's stock may fall or not approach the value that the sub-adviser has placed on it. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of the issuer's bonds and preferred stock generally take precedence over the claims of those who own common stock.
Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of International Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Liquidity. Some International Small Cap Fund portfolio holdings may be subject to legal or contractual restrictions on resale, making them difficult to sell, especially in a timely manner. Adverse market or economic conditions may result in limited or no trading market for other securities held by International Small Cap Fund. Under any of these conditions, it may be difficult for International Small Cap Fund selling one of these securities to receive a sales price comparable to the value assigned to the security by International Small Cap Fund, or if International Small Cap Fund continues to hold the security in its portfolio, to determine the value of the security.
Certain types of securities, once sold, may not settle for extended periods of time, in which case International Small Cap Fund would not receive the sales proceeds to meet its obligations, including shareholder redemption request, or reinvest in additional portfolio securities.
Investment Strategies, Generally, and Quantitative Investment Risk. International Small Cap Fund pursues its investment objective using a specific investment strategy. An investment strategy generally is a set of principles or rules that are designed to assist International Small Cap Fund in selecting its portfolio securities based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the portfolio. An investment strategy that relies on quantitative investment models, such as International Small Cap Fund’s, typically is more complex than a non-quantitative strategy, and thus, it may be less predictable in how it may react to specific market and political events.
The quantitative investment models used to manage International Small Cap Fund’s portfolio may not perform as expected and may underperform the market as a whole. Underperformance by the model may be as a result of the factors used in building the quantitative analytical framework of the model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with foreign equities, such as fluctuations in foreign currencies and foreign investment risks, primarily political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, an ADR may not track the price of the underlying foreign security.
Currency and Option Contracts. Currency, forwards and options contracts are subject to the risks inherent in most derivative contracts. In addition, currency contracts also may be subject to national and international political and economic events. Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Foreign Value Small Cap Fund’s open position could cause Foreign Value Small Cap Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Foreign Value Small Cap Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position. Under certain market conditions, Foreign Value Small Cap Fund investing in an option contact could lose more than the amount it originally invested. Foreign Value Small Cap Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.
Derivatives. International Small Cap Fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.
Investments in Other Collective Investment Funds. To the extent that International Small Cap Fund invests in mutual funds and exchange-traded funds (ETFs), its investment performance would be directly related to the investment performance of the other funds. International Small Cap Fund also would bear its proportionate share of any management and other fees paid by the other collective investment funds in addition to the investment management and other fees paid by International Small Cap Fund. As a result, shareholders of International Small Cap Fund would be subject to some duplication of fees.
Non-Diversification.  International Small Cap Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on International Small Cap Fund.
Sector. International Small Cap Fund may at any one time have significant investments in one or more specific industry sectors to the extent that International Small Cap Fund’s benchmark is concentrated in specific industry sectors, although International Small Cap Fund does not have a policy to concentrate in any specific industry sector. To the extent that International Small Cap Fund has significant investments in a specific sector, it is subject to risk of loss of that sector as a result of adverse economic, business or other developments to that sector, which may be greater than general market risk.
Regional/Country Focus. To the extent that International Small Cap Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country. As a result, International Small Cap Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Pear Tree Polaris Foreign Value Small Cap Fund
Investment Objective
Long-term growth of capital and income. There is no guarantee that Foreign Value Small Cap Fund will achieve its objective. Foreign Value Small Cap Fund’s investment objective may be changed by its Trustees and without shareholder approval. Foreign Value Small Cap Fund will notify shareholders at least 60 days prior to any such change.
Principal Investment Strategies
Under normal market conditions, Foreign Value Small Cap Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, warrants, and rights derivative of or convertible into common stocks, in each case issued by foreign markets issuers. Foreign Value Small Cap Fund defines a foreign markets issuer to be an issuer that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets, including emerging markets, as well as a mutual fund or exchange-traded fund (ETF) that invests at least 80 percent of its net assets in similar securities issued by other foreign market issuers. Foreign Value Small Cap Fund considers a small-cap company to be a company having a market capitalization at time of purchase between $50 million to $5 billion. Equity securities include securities such as depositary receipts and participatory notes that derive their values from common stocks.
Generally, Foreign Value Small Cap Fund invests in foreign markets issuers in Europe, Australia, and the larger capital markets of the Far East. Foreign Value Small Cap Fund, however, also may invest without limit in emerging markets issuers, that is, an issuer organized under the laws of, or whose securities are traded in, a country included in the MSCI Emerging Markets Index (“MSCI EM”). As of June 1, 2018, the countries included in the MSCI EM Index were: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. Foreign Value Small Cap Fund generally will be invested in issuers in fifteen or more foreign countries. However, Foreign Value Small Cap Fund may be invested in securities from any country (other than the U.S.), any industry sector, or of any capitalization, provided that the securities meet the sub-adviser’s investment criteria.
Foreign Value Small Cap Fund’s sub-adviser uses proprietary quantitative investment technology, combined with traditional, value-based, fundamental research, to identify potential investments. Foreign Value Small Cap Fund’s investment strategy has two premises: country and industry factors are important determinants of security prices, and global market fluctuations produce mispriced stocks. Foreign Value Small Cap Fund’s sub-adviser believes that although global markets have proven generally efficient over time, investor behavior creates volatility. The sub-adviser also believes that that volatility should lead to inefficiently priced securities, that is, securities that may not adequately reflect a company’s long-term fundamental valuation and/or future cash flows.
In managing Foreign Value Small Cap Fund’s assets, its sub-adviser uses primarily a bottom-up fundamental research investment process. The sub-adviser’s investment process begins with an investment universe of approximately 40,000+ stocks, which are screened monthly to identify those securities that the sub-adviser believes represent the best opportunities for Foreign Value Small Cap Fund. The result is a portfolio of securities representing 50 to 100 companies, which are equally weighted at purchase. Investments typically are held for three to five years. Foreign Value Small Cap is "non-diversified," which means that it may invest a higher percentage of its assets in a smaller number of issuers.

Foreign Value Small Cap Fund’s sub-adviser may utilize options in an attempt to improve the risk/return profile of Foreign Value Small Cap Fund's returns. Selling/writing call options is designed to provide income to Foreign Value Small Cap Fund (i.e., the writer of the call option is paid a premium, but is obligated to sell a security at a target price). Purchasing put options (i.e., the purchaser has the right to sell a security at a target price) is designed to protect Foreign Value Small Cap Fund from dramatic downward movements in a security, effectively locking in a minimum sale price for that security. The extent of the sub-adviser’s use of options may vary over time based on the sub-adviser’s assessment of market conditions and other factors. Foreign Value Small Cap Fund also may, for hedging purposes, buy and sell forward foreign currency exchange contracts in connection with its investments.
Principal Investment Risks
All investments carry a certain amount of risk. You may lose money by investing in Foreign Value Small Cap Fund. In addition to the risks common to all Pear Tree Funds (see “— Investment Risks Common to All Pear Tree Funds”), below is a description of the principal risks of investing in Foreign Value Small Cap Fund.
Foreign Securities, including Emerging Markets Securities. Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which Foreign Value Small Cap Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. Foreign Value Small Cap Fund also may have a limited ability to protect its investment under foreign property and securities laws, and may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. When Foreign Value Small Cap Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. The value of a foreign security may change materially at times when U.S. markets are not open for trading.
For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, Foreign Value Small Cap Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.
Value Stock Investing. Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Foreign Value Small Cap Fund holds stocks with value characteristics, from time to time it could underperform stock funds that take a strictly growth approach to investing. Value stocks generally carry the risk that market prices may never recognize their intrinsic values.
Small-Capitalization Securities. Investments in small-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of Foreign Value Small Cap Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.
Liquidity Risk. To meet shareholder redemption requests and other cash requirements, Foreign Value Small Cap Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the fund to accept sale prices below the amounts that had been used by the fund to determine its net asset value.
Quantitative Investing Risk. The quantitative investment models used to manage Foreign Value Small Cap Fund’s portfolio may not perform as expected and may underperform the market as a whole. Underperformance by the model may be as a result of the factors used in building the quantitative analytical framework of the model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. Foreign Value Small Cap Fund’s quantitative investment model is more complex than a typical non-quantitative investment strategy, and thus, may be less predictable in how it may react to specific market or political events.
Risks of Investing in ADRs. The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with foreign equities, such as fluctuations in foreign currencies and foreign investment risks, primarily political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, an ADR may not track the price of the underlying foreign security.
Currency and Option Contracts. Currency, forwards and options contracts are subject to the risks inherent in most derivative contracts. In addition, currency contracts also may be subject to national and international political and economic events. Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against Foreign Value Small Cap Fund’s open position could cause Foreign Value Small Cap Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and Foreign Value Small Cap Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position. Under certain market conditions, Foreign Value Small Cap Fund investing in an option contact could lose more than the amount it originally invested. Foreign Value Small Cap Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.
Investments in Other Collective Investment Funds. To the extent that Foreign Value Small Cap Fund invests in mutual funds and ETFs, and BDCs. Small Cap Fund's investment performance would be directly related to the investment performance of the other funds. Foreign Value Small Cap Fund also would bear its proportionate share of any management and other fees paid by the other collective investment funds in addition to the investment management and other fees paid by Foreign Value Small Cap Fund. As a result, shareholders of Foreign Value Small Cap Fund would be subject to some duplication of fees.
Non-Diversification.  Foreign Value Small Cap Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on Foreign Value Small Cap Fund.
Sector. Foreign Value Small Cap Fund may at any one time have significant investments in one or more specific industry sectors to the extent that Foreign Value Small Cap Fund’s benchmark is concentrated in specific industry sectors, although Foreign Value Small Cap Fund does not have a policy to concentrate in any specific industry sector. To the extent that Foreign Value Small Cap Fund has significant investments in a specific sector, it is subject to risk of loss of that sector as a result of adverse economic, business or other developments to that sector, which may be greater than general market risk.
Regional/Country Focus.  Foreign Value Small Cap Fund does not have a policy of investing a significant portion of its assets in any particular region or country, However, to the extent that Foreign Value Small Cap Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country. As a result, Foreign Value Small Cap Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.
Principal Investment Strategies Common to all Pear Tree Funds
The following principal investment strategies are common to all Pear Tree Funds:
Derivatives. Each Pear Tree Fund, other than Emerging Markets Fund, may invest in derivatives for the purpose of hedging the value of the portfolio or to establish a position in the future. Emerging Markets Fund may invest in derivatives for cash-equitization purposes (such as to manage temporary cash positions). Each Pear Tree Fund’s investments in derivative instruments are subject to a number of risks. Many derivatives are instruments negotiated with a single counterparty, and thus, may not be resold, may be terminated only subject to penalty, and may be subject to non-performance by the counterparty. In part because of their complexity, many derivatives also involve the risk of mispricing or improper valuation, as well as the risk that the value of the derivative may not increase or decrease as expected. Certain derivatives also allow them to leverage their portfolios, and thus, could lose more than the principal amount it invested in those derivatives.
Cash Management. From time to time, a Pear Tree Fund will hold some of its assets as cash and/or cash equivalent financial instruments. Any cash or cash equivalent position held by a Pear Tree Fund typically is as a result of uninvested proceeds of a prior investment, uninvested cash received from new subscriptions, or uninvested cash being held to meet anticipated redemptions. Cash equivalent instruments include repurchase agreements and interests in money market funds and other investment funds intended for short-term liquid investments. Except when a Pear Tree Fund employs a temporary defensive position or anticipates significant fund redemptions, it is not the policy of the Pear Tree Funds to maintain a significant portion of its assets as cash or cash equivalent instruments.
Temporary Defensive Positions. From time to time, a Pear Tree Fund may take temporary defensive positions that are inconsistent with the Pear Tree Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the Pear Tree Fund may not achieve its investment objective.

Principal Investment Risks Common to All Pear Tree Funds
The following are principal risks that are common to the Pear Tree Funds as well as most equity funds:
•
Risks Associated with Markets Generally, Specific Industries and Specific Holdings. The share price of a Pear Tree Fund may fall because of weakness in the stock markets, generally, weakness with respect to a particular industry in which the Pear Tree Fund has significant holdings, or weaknesses associated with one or more specific companies in which the Pear Tree Fund may have substantial investments. A Pear Tree Fund's investments also may fluctuate significantly in value over short periods of time, causing the Pear Tree Fund's share price to be volatile.

The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets, and higher levels of fund redemptions. Trade barriers and other protectionist trade policies (including those policies adopted by the U.S.) also may have a negative impact on a Pear Tree Fund.
Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.
The equity holdings of a Pear Tree Fund, which may include common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs, may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.
•
Liquidity. Some Pear Tree Fund portfolio holdings may be subject to legal or contractual restrictions on resale, making them difficult to sell, especially in a timely manner. Adverse market or economic conditions may result in limited or no trading market for other securities held by a Pear Tree Fund. Under any of these conditions, it may be difficult for a Pear Tree Fund selling one of these securities to receive a sales price comparable to the value assigned to the security by the Pear Tree Fund, or if the Pear Tree Fund continues to hold the security in its portfolio, to determine the value of the security.

Certain types of securities, once sold, may not settle for extended periods of time, in which case the selling Pear Tree Fund would not receive the sales proceeds to meet its obligations, including shareholder redemption request, or reinvest in additional portfolio securities.
•
Investment Strategies. Each Pear Tree Fund pursues its investment objective using a specific investment strategy. An investment strategy generally is a set of principles or rules that are designed to assist the Fund in selecting its portfolio securities. For the most part, the principles or rules comprising a Fund’s investment strategy involve a tradeoff between principles or rules that are intended to help the Fund consistently increase the value of its portfolio, and principles or rules that are intended to prevent the Fund from losing all or substantially all of its value. For all Pear Tree Fund investment strategies, there are risks that a strategy will not perform as anticipated, or that market and other conditions under which the investment strategy is expected to perform as anticipated, will not occur.

Changes in Policies
Each Pear Tree Fund’s policy of investing at least 80 percent of its net assets (less borrowings for investment purposes) in a particular type of investment may not be revised unless that Pear Tree Fund’s shareholders are notified at least 60 days in advance of the proposed change.
Disclosure of Portfolio Holdings
A description of the Pear Tree Funds’ policies and procedures with respect to the disclosure of the Pear Tree Funds’ portfolio securities is available in the Pear Tree Funds’ Statement of Additional Information.

MANAGEMENT OF PEAR TREE FUNDS

Pear Tree Advisors, Inc., 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (the “Manager”) is responsible for day-to-day management of the business and affairs of the Pear Tree Funds subject to oversight by the Board.
The Manager
The Manager is a privately held financial services firm providing Management and administrative services and facilities to the Pear Tree Funds. As of June 30, 2019, the Manager had approximately $5.1 billion in assets under management.
The Manager may, subject to the approval of the Trustees, choose the investments of the Pear Tree Funds itself or select sub-advisers (each, a “Sub-Adviser”) to execute the day-to-day investment strategies of the Pear Tree Funds. Other than the Quality Fund, the Manager currently employs the Sub-Advisers to make the investment decisions and portfolio transactions for the Pear Tree Funds and supervises the Sub-Advisers’ investment programs. With respect to the Quality Fund, the Manager selects the target portfolio, and the Sub-Adviser assists the Manager in implementing changes in the portfolio.
The Pear Tree Funds and the Manager have received an exemptive order from the Securities and Exchange Commission that permits the Manager, subject to certain conditions, to enter into or amend an advisory contract with unaffiliated Sub-Advisers with respect to any Pear Tree Fund without obtaining shareholder approval. With Trustees approval, the Manager may employ a new unaffiliated Sub-Adviser for the Pear Tree Fund, change the terms of the advisory contract with an unaffiliated Sub-Adviser, or enter into new advisory contracts with a Sub-Adviser. The Manager retains ultimate responsibility to oversee the Sub-Advisers to the Pear Tree Funds and to recommend their hiring, termination, and replacement. Shareholders of the Pear Tree Fund continue to have the right to terminate the advisory contract applicable to the Pear Tree Fund at any time by a vote of the majority of the outstanding voting securities of the Pear Tree Fund. Shareholders will be notified if the Sub-Adviser is removed or replaced or if there has been any material amendment to an advisory contract.
The Sub-Advisers and Portfolio Management
The Sub-Advisers provide portfolio management and related services to each Pear Tree Fund, including trade execution.
The Statement of Additional Information provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of shares of his or her Fund.
Pear Tree Quality Fund
Sub-Adviser. Chartwell Investment Partners, LLC (“Chartwell”), 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 serves as the Sub-Adviser to Pear Tree Quality Fund. As of June 30, 2019, Chartwell had approximately $9.5 billion in assets under management. The Manager determines the target portfolio as well as the actual composition of the Quality Fund portfolio. The following Chartwell employee serves as the portfolio manager to Quality Fund and in that capacity, is responsible for assisting the Manager in implementing portfolio changes.

Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Mark D. Tindall, CFA	Since 2011 *	Portfolio Manager Investment professional since 1999
*
Served as portfolio manager with Quality Fund's previous sub adviser.

Pear Tree Axiom Emerging Markets World Equity Fund
Sub-Adviser. Axiom International Investors LLC. (“Axiom”), 33 Benedict Place, Greenwich, Connecticut 06830, serves as the Sub-Adviser to Emerging Markets Fund. As of June 30, 2019, Axiom had approximately $12.3 billion in assets under management in portfolios of institutional clients. The portfolio managers for Emerging Markets Fund are jointly and primarily responsible for the portfolio management of the Emerging Markets Fund.
Pear Tree Axiom Emerging Markets World Equity Fund
Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Andrew Jacobson, CFA	Emerging Markets Fund since 2018	CEO/ Chief Investment Officer, Founder and Lead Portfolio Manager Investment professional since 1987
Christopher Lively, CFA	Emerging Markets Fund since 2018	Managing Director/Portfolio Manager, Co-Portfolio Manager Investment professional since 1986
Jose Gerado Morales, CFA	Emerging Markets Fund since 2018	Senior Vice President/Portfolio Manager, Co-Portfolio Manager Investment professional since 1988
Pear Tree Polaris Small Cap Fund, Pear Tree Polaris Foreign Value Fund and Pear Tree Polaris Foreign Value Small Cap Fund
Sub-Adviser. Polaris Capital Management, LLC (“Polaris”), 121 High Street, Boston, Massachusetts 02110, serves as the Sub-Adviser to Small Cap Fund, Foreign Value Fund and Foreign Value Small Cap Fund. As of June 30, 2019, Polaris had approximately $13.4 billion in assets under management for institutional clients and affluent individuals.
The portfolio managers for each of Small Cap Fund, Foreign Value Fund and Foreign Value Small Cap Fund are jointly and primarily responsible for the portfolio management of that Fund.
Portfolio manager	Portfolio manager experience in these Funds	Primary title(s) with Sub-Adviser, primary role and investment experience
Bernard R. Horn, Jr.
Small Cap Fund since 2015; Lead Portfolio Manager
Foreign Value Fund since 1998 (Fund inception); Lead Portfolio Manager
Foreign Value Small Cap Fund since 2008 (Fund inception); Lead Portfolio Manager
President and Chief Investment Officer since 1998. Founder and Portfolio Manager since 1995. Investment professional since 1980.
Sumanta Biswas, CFA	Small Cap Fund since 2015 Foreign Value Fund since 2004 Foreign Value Small Cap Fund since 2008 (Fund inception) Assistant Portfolio Manager
Vice President and Assistant Portfolio Manager since 2004.
Investment professional since 1996; 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; 2002 to 2004 as an Analyst for Polaris.

Portfolio manager	Portfolio manager experience in these Funds	Primary title(s) with Sub-Adviser, primary role and investment experience
Bin Xiao, CFA	Small Cap Fund since 2015 Foreign Value Fund since 2008 Foreign Value Small Cap Fund since 2008
Assistant Portfolio Manager since 2012
Analyst with Polaris since 2006.
Internship at HSBC Global Investment Banking in 2005, internship at Polaris in 2004/2005. 2002 to 2004 as a software architect and project manager at PNC Financial Service Group (PFPC), following positions as an information systems engineer and software engineer at Vanguard Group and RIT Research Corporation respectively. MBA MIT’s Sloan School of Management 2006; M.S. degree computer science Rochester Institute of Technology 2000; undergraduate degree Beijing Institute of Technology in China in 1998.

Jason M. Crawshaw	Small Cap Fund since 2016 Foreign Value Fund since 2017 Foreign Value Small Cap Fund since 2017
Assistant Portfolio Manager since 2015.
Analyst with Polaris since 2014.
Investment professional since 1994; 1994 to 1996, First Corp Merchant Bank, Equity Analyst for internal, hedge fund; 1996 to 1997, Coronation Securities, Equity Analyst/Assistant Portfolio Manager for internal hedge fund; 1998 to 2001, Equinox Holdings, Portfolio Manager for long/short small cap equity portfolio; 2002 to 2006, Brait Specialized Funds, Portfolio Manager for long/short small cap equity portfolio; 2007 to 2013, Liberty Square Asset Management, Managing Director and Portfolio Manager for boutique international hedge fund/asset manager.

Pear Tree PNC International Small Cap Fund
Sub-Adviser. PNC Capital Advisors LLC, ("PNC Capital Advisors"), One East Pratt Street, Fifth Floor-East, Baltimore, Maryland 21202 serves as the Sub-Adviser to International Small Cap Fund. As of June 30, 2019, the Sub-Adviser had approximately $54.3 billion in assets under management. Mr. Martin Schulz in the Lead Portfolio Manager responsible for the day-to-day management of International Small Cap Fund.
Portfolio manager	Portfolio manager experience in this Fund	Primary title(s) with Sub-Adviser, primary role and investment experience
Martin C. Schulz	Since 2019	Managing Director International Equity Investment professional since 1995 Lead Portfolio Manager of International Small Cap Fund
Calvin Y. Zhang	Since 2019	Senior Analyst/ Portfolio Manager Investment professional since 2004
Management and Sub-Advisory Fees
As compensation for services rendered for fiscal year ended March 31, 2019, each Pear Tree Fund paid the Manager as follows.
	Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%) (annual rate)	Actual Advisory Fee Rate
All Funds (excluding Small Cap Fund & International Small Cap Fund)	All	1.00%	1.00%
Small Cap Fund	All	0.80%	0.80%*
International Small Cap Fund	All	0.90%	0.90%
*
Prior to January 1, 2015, the sub-advisory fee payable to the Sub-Adviser to Small Cap Fund was based on a rate of 1.00% of the average daily net assets of that fund.

Sub-Advisory Fees
From the management fee, the Manager pays the expenses of providing investment advisory services to the Pear Tree Funds, including the fees of the Sub-Advisers of each individual Pear Tree Fund.
Trustee Approval
The Pear Tree Funds’ Semi-Annual Report for the semi-annual period ended September 30, 2018 contains a discussion of the factors considered by the Trustee and their conclusions in approving the management agreement and current sub-advisory agreement for each Pear Tree Fund, other than Emerging Markets Fund and International Small Cap Fund. The Pear Tree Annual Report for the period ended March 31, 2019 contains a discussion of the factors considered by the Trustees and their conclusions in approving the management agreement and sub-advisory agreement for each of the Emerging Markets Fund and International Small Cap Fund.

Fee Waivers/Expense Limitation.
Pear Tree Quality Fund. The Manager has agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Quality Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Quality Fund would be calculated using (a) an annual rate of 0.75 percent for the first $125 million of Quality Fund’s net assets, and (b) an annual rate of 0.50 percent for Quality Fund’s net assets in excess of  $125 million. This fee waiver only may be terminated with the approval of the Trustees. For the year ended March 31, 2019, the Manager waived fees in the aggregate amount of $442,445.
Pear Tree Axiom Emerging Markets World Equity Fund. The Manager has agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of  $600 million. This fee waiver only may be terminated with the approval of the Trustees.
The Manager also has contractually agreed until July 31, 2020 to reimburse such portion of the expenses of Emerging Markets Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares is not greater than 0.99 percent of Emerging Markets Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees. The aggregate expenses of Emerging Markets Fund with respect to Ordinary and Institutional Shares remain unchanged.
For the fiscal year ended March 31, 2019, the Manager waived fees in the aggregate amount of $208,318.
Pear Tree Polaris Foreign Value Fund; Pear Tree Polaris Foreign Value Small Cap Fund. The Manager has contractually agreed until July 31, 2020 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to each of Foreign Value Fund and Foreign Value Small Cap Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of each of Foreign Value Fund and Foreign Value Small Cap Fund would be calculated using an annual rate of 0.90 percent of the Fund’s net assets. This fee waiver with respect to either Fund only may be terminated with the approval of the Trustees.
For the fiscal year ended March 31, 2019, the Manager waived fees in the aggregate amount of  $ 4,191,296.
Pear Tree Polaris Foreign Value Fund. The Manager has contractually agreed until July 31, 2020 to reimburse such portion of the expenses of Foreign Value Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares is not greater than 0.94 percent of Foreign Value Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees.
For the fiscal year ended March 31, 2019 the Manager waived fees with respect to all share classes in the aggregate amount of  $96,714.
Pear Tree PNC International Small Cap Fund. There are currently no agreements to waive International Small Cap Fund fees or reimburse International Small Cap Fund expenses.
All Funds. The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2020 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares of each Fund would be calculated using an annual rate of 0.04 percent of the Fund’s net assets attributable to its Institutional Shares. This fee waiver with respect to any Fund only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares of any Pear Tree Fund.
For the fiscal year ended March 31, 2019, the Manager waived fees in the aggregate amount of  $3,370,957.

No Recoupment. With respect to each expense reimbursement or fee waiver agreement described above, the Manager does not have the right to recoup from the applicable Pear Tree Fund amounts that it has waived or reimbursed under that agreement.
Distributor and Distribution Plan
U.S. Boston Capital Corporation (the “Distributor”) is the distributor (or principal underwriter) of all Pear Tree Fund’s shares.
Each Pear Tree Fund has adopted a distribution plan under Rule 12b-1 to pay for the marketing and distribution of the Fund’s Ordinary Shares and for services provided to shareholders of the Fund’s Ordinary Shares as described above. Rule 12b-1 fees are paid out of the Fund’s assets on an on-going basis, which will increase the cost of your investment and cost more than other types of sales charges. The distribution fee is not directly tied to the Distributor’s expenses. If the Distributor’s expenses exceed the Distributor’s fee, the Fund is not required to reimburse the Distributor for the excess expenses; if the Distributor’s fee exceeds the Distributor’s expenses, the Distributor may realize a profit.
Additional Payments to Financial Intermediaries. The Manager and its affiliates (including the Distributor) may make payments to certain financial intermediaries that sell Ordinary and Institutional Pear Tree Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Pear Tree Funds do not pay for these costs directly. They also may make payments to certain financial intermediaries that sell Ordinary and Institutional Pear Tree Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of such payments may include payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.
The Manager and its affiliates also may make payments, out of their own assets based on sales or assets attributable to the intermediary, or such other criteria agreed to by the Manager. Such payments will not impact the total operating expenses of any Pear Tree Fund. The intermediaries to which payments may be made are determined by the Manager. These payments, often referred to as “revenue sharing payments,” may be in addition to other payments such as Rule 12b-1 fees and may provide an incentive, in addition to any sales charge, to these firms to actively promote the Pear Tree Funds or to provide marketing or service support to the Pear Tree Funds. In some circumstances, these payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Pear Tree Fund. Please contact your financial intermediary for details about revenue sharing payments it may receive.
No dealer compensation is paid from fund assets on sales of R6 Shares. R6 Shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the Distributor’s efforts to promote the sale of Pear Tree Fund shares. Neither the Manager nor its affiliates make any type of administrative or service payments in connection with investments in R6 Shares.

SHARE CLASS ELIGIBILITY

Each Pear Tree Fund offers two classes of shares: Ordinary Shares and Institutional Shares, and four Pear Tree Funds, Emerging Markets Fund, Foreign Value Fund, Foreign Value Small Cap Fund, and International Small Cap Fund also offer R6 Shares. All Pear Tree Fund shares are offered without any sales charge. Each share class has its own fee structure. Only Ordinary Shares are subject to a 12b-1 plan, which permits a Pear Tree Fund to pay fees for the sale, distribution and service of its Ordinary Shares. As described below, Institutional Shares and R6 Shares generally are available only to limited classes of purchasers.
Your financial representative can help you decide which share class you are eligible to purchase and which is best for you. Please call 1-800-326-2151 for more information.
At this time the Pear Tree Funds do not accept applications for purchases of shares from foreign persons (that is, persons who are not U.S. citizens or resident aliens).
Ordinary Shares
Ordinary Shares of each Pear Tree Fund are available to any person who is a U.S. citizen or resident alien. The minimum initial investment in the Ordinary Shares of each Pear Tree Fund is generally $2,500. However, you may open an account and make an investment of as little as $1,000 if the account:
•
Participates in the Pear Tree Funds’ Automatic Investment Plan;

•
Is for the benefit of a minor in accordance with a Uniform Transfers or Gifts to Minors Act; or

•
Is a traditional or Roth individual retirement account (IRA), Coverdell Education Savings Account, Simplified Employee Pension (SEP-IRA) plan, Salary Reduction Simplified Employee Pension (SARSEP) plan, Savings Incentive Match Plan for Employees Individual Retirement Accounts (SIMPLE IRA), 529 college savings plan, or a Keogh Plan (HR-10).

Each Pear Tree Fund, at its sole discretion, may waive these minimum initial amounts for one or more investors. You may make subsequent purchases in any amount, although Pear Tree Funds, at its discretion, reserves the right to impose a minimum on subsequent purchases at any time.
Class Cost Structure
•
No sales charge applies; all of your money goes to work for you right away

•
Subject to a distribution (12b-1) fee of 0.25 percent

•
Transfer agency and fund administration fees contemplate that the Manager or an affiliate may have to make administrative or service payments to financial intermediaries

Institutional Shares
Institutional Shares are offered to investors who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Pear Tree Funds. Pear Tree Funds, at its sole discretion, may accept investments in an aggregate amount of at least $1 million from other classes of investors. In addition, Pear Tree Funds, in its sole discretion, may waive or lower minimum investment amount requirements with respect to any investor. There is no minimum additional investment amount.
Class Cost Structure
•
No sales charge applies; all of your money goes to work for you right away

•
No distribution (12b-1) fee applies

•
Transfer agency and fund administration fees contemplate that the Manager or an affiliate may have to make administrative or service payments to financial intermediaries

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
$1 million or more in at least one Pear Tree Fund account
•
Any employee benefit plan with at least $10,000,000 in plan assets and 200 participants, that either has a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access its plan investments without incurring adverse tax consequences or which allows its participants to select among one or more investment options, including one or more Pear Tree Funds.

•
A bank or insurance company purchasing shares for its own account.

•
An insurance company separate account.

•
A bank, trust company, credit union, savings institution or other depository institution, its trust department or a common trust fund purchasing for non-discretionary customers or accounts.

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
$1 million or more aggregated in one or more Pear Tree Fund accounts
•
A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code.

•
An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code.

•
A family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

Provided, that the investor is purchasing Pear Tree Fund shares through a broker/dealer pursuant to an agreement with the Distributor.
None
•
A mutual fund wrap program that offers allocation services, charges an asset-based fee to its participants for asset allocation and/or offers advisory services, and meets trading and operational requirements under an agreement with the Distributor or authorized clearing entity; You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Pear Tree Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Pear Tree Fund, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries.

•
A registered investment adviser that charges an asset-based investment advisory fee for its investment advisory services and is purchasing Pear Tree Fund shares on behalf of its investment advisory clients.

•
A state, county, city, or any instrumentality, department, authority, or agency of one of these types of entities, or a trust, pension, profit-sharing or other benefit plan for the benefit of the employees of one of these types of entities, provided that the investor is prohibited by applicable law from paying a sales charge or commission when it purchases shares of any registered investment management company; or

•
An officer, partner, trustee, director, or employee of Pear Tree Funds, any affiliate of Pear Tree Funds, and Sub-Adviser, and any affiliate of any Sub-Adviser (a “Fund Employee”), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

R6 Shares (Emerging Markets Fund, Foreign Value Fund, Foreign Value Small Cap Fund, and International Small Cap Fund only)
R6 Shares are offered to investors who meet eligibility and minimum investment amount requirements. The minimum initial investment amount may be invested in one or more of the Emerging Markets Fund, Foreign Value Fund, Foreign Value Small Cap Fund, or International Small Cap Fund. Pear Tree Funds, at its sole discretion, may accept investments in an aggregate amount of at least $100,000 from other classes of investors. In addition, Pear Tree Funds, in its sole discretion, may waive or lower minimum investment amount requirements with respect to any investor. There is no minimum additional investment amount.
Class Cost Structure
•
No sales charge applies; all of your money goes to work for you right away

•
No distribution (12b-1) fee applies

•
Transfer agency and fund administration fees less than similar fees applied to Ordinary and Institutional Shares; the Manager or an affiliate is not expected to make administrative or service payments to financial intermediaries

Minimum Initial Investment	Eligible Classes of R6 Share Investors
$100,000 or more in at least one Pear Tree Fund account
•
A qualified defined contribution plan or nonqualified, tax advantaged deferred compensation retirement (457) plan that allows its participants to select among one or more investment options, including one or more Pear Tree Funds.

•
A defined benefit plan, endowment, foundation, investment company, corporation, insurance company, trust company, or other type of institutional investor.

None
•
A Fund Employee, the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

HOW TO PURCHASE

Making an Initial Investment
You must provide the Pear Tree Funds with a completed Account Application for all initial investments, a copy of which may be obtained by calling 1-800-326-2151, or online at www.peartreefunds.com.
Transaction Privileges. If you wish to have telephone exchange or telephone redemption privileges for your account, you must elect these options on the Account Application. You should carefully review the Application and particularly consider the discussion in this Prospectus regarding the Pear Tree Funds’ policies on exchanges of Fund shares and processing of redemption requests. Some accounts, including IRA accounts, require a special Account Application. See Investment Through Tax Deferred Retirement Plans. For further information, including assistance in completing an Account Application, call the Pear Tree Funds’ toll-free number 1-800-326-2151. Generally, shares may not be purchased by facsimile request or by electronic mail.
Identity Verification, including USA Patriot Act and Anti-Money Laundering (AML) Restrictions. To help the government fight the funding of terrorism and money laundering activities, the USA Patriot Act and other federal law requires all financial institutions, including the Pear Tree Funds’ distributor, to obtain, verify and record information that identifies each person who opens an account. Federal law also requires the Pear Tree Funds to implement policies and procedures reasonably designed to prevent, detect and report money laundering and other illegal activity. When you open an account, you will need to supply your name, address, date of birth, and other information that will allow the Pear Tree Fund to identify you. The Pear Tree Funds, consistent with applicable federal law, may redeem your shares and close your account; suspend, restrict or cancel purchase and redemption orders; process redemption requests and withhold your proceeds; and take other action if it is unable to verify your identity within a reasonable time or conduct required due diligence on your account or as otherwise permitted by its anti-money laundering policies and procedures. If your account must be closed, your redemption price will be the net asset value on the date of redemption.
Investments by Check. You may purchase shares of the Pear Tree Funds by sending a check payable in U.S. dollars to the Pear Tree Funds specifying the name(s) of the Pear Tree Fund(s) and amount(s) of investment(s), together with the appropriate Account Application (in the case of an initial investment) to:
Pear Tree Funds
Attention: Transfer Agent
55 Old Bedford Road, Suite 202
Lincoln, Massachusetts 01773
If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs. Third-party checks, cashier’s checks and money orders will not be accepted. Purchases made by check must wait up to fifteen days prior to being liquidated, unless they clear prior to that time.
Minimum Account Size
Each Pear Tree Fund requires that you maintain a minimum account size, currently 50 shares for Ordinary Shares and Institutional Shares. If you hold fewer than the required minimum number of shares in your account, the Pear Tree Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold and your account closed. This policy does not apply to R6 Shares and accounts of certain qualified retirement plans.
Automatic Investment Plan
You may participate in the Automatic Investment Plan for the Pear Tree Funds by completing the appropriate section of the Account Application and enclosing a minimum investment of  $1,000 per Fund. You must also authorize an automatic withdrawal of at least $100 per account from your checking or similar account each month to purchase shares of a Pear Tree Fund. You may cancel the Plan at any time, but your request must be received two business days before the next automatic withdrawal (generally the 20th of each month) to become effective for that withdrawal. Requests received fewer than two business days before a scheduled withdrawal will take effect with the next scheduled withdrawal. The Pear Tree Funds or the Transfer Agent may terminate the Automatic Investment Plan at any time.

Investments by Wire
If you wish to buy shares by wire, please contact the Transfer Agent at 1-800-326-2151 or your dealer or broker for wire instructions. For new accounts, you must provide a completed Account Application before, or at the time of, payment. To ensure that a wire is credited to the proper account, please specify your name, the name(s) of the Pear Tree Fund(s) and class of shares in which you are investing, and your account number. A bank may charge a fee for wiring funds.
Subsequent Investments
If you are buying additional shares in an existing account, you should identify the Pear Tree Fund and your account number. If you wish to make additional investments in more than one Fund, you should provide your account numbers and identify the amount to be invested in each Pear Tree Fund. You may pay for all purchases with a single check. There are no minimum investment requirements applicable for subsequent investments any class of shares of any Pear Tree Fund.
Investments through Tax-Deferred Retirement Plans
Pear Tree Funds are available for investment through various tax-deferred retirement vehicles. Please call 1-800-326-2151 for assistance. These types of investments may be subject to specific fees.
Confirmation Statements
The transfer agent maintains an account for each investment firm or individual shareholder and records all account transactions. You will be sent confirmation statements showing the details of your transactions as they occur.

HOW TO EXCHANGE

You can exchange all or a portion of your shares between Funds within the same class, subject to the applicable minimum. You may not exchange from one class of shares to another class of shares of the same or a different Fund unless you also meet the requirements of the share class into which you want to exchange your existing shares. There is no fee for exchanges.
The exchange privilege is available only in states where shares of the shares of the Pear Tree Fund being acquired may legally be offered and sold. Not all Pear Tree Funds, and not all share classes of a Pear Tree Fund, may be registered in all states.
Exchanges might produce a gain or loss, as the case may be, for tax purposes.
You can make exchanges in writing or by telephone, if applicable. Exchanges will be made at the net asset values per share of the shares being exchanged next determined after the exchange request is received in good order by Pear Tree Funds. If exchanging by telephone, you must call prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). The Transfer Agent will only honor a telephone exchange if you have elected the telephone exchange option on your Account Application.
Generally, shares will not be exchanged by facsimile request or by electronic mail.

HOW TO REDEEM

Written Request for Redemption
You can redeem all or any portion of your shares by submitting a written request for redemption signed by each registered owner of the shares exactly as the shares are registered. The request must clearly identify the account number and the number of shares or the dollar amount to be redeemed.
If you redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholder of record, or sent to an address other than the address of record, your signature must be guaranteed. The use of signature guarantees is designed to protect both you and the Pear Tree Funds from the possibility of fraudulent requests for redemption.
Generally, shares will not be redeemed by facsimile request or by electronic mail.
Requests should be sent to:
Pear Tree Funds
Attention: Transfer Agent
55 Old Bedford Road, Suite 202
Lincoln, Massachusetts 01773
Telephone Redemption
If you have elected the telephone redemption option on your Account Application, you can redeem your shares by calling the Transfer Agent at 1-800-326-2151 provided that you have not changed your address of record within the last thirty days. You must make your redemption request prior to the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time). Once you make a telephone redemption request, you may not cancel it. The Pear Tree Funds, the Manager, the Distributor, and the Transfer Agent will not be liable for any loss or damage for acting in good faith on exchange or redemption instructions received by telephone reasonably believed to be genuine. The Pear Tree Funds employ reasonable procedures to confirm that instructions communicated by telephone are genuine. It is the Pear Tree Funds’ policy to require some form of personal identification prior to acting upon instructions received by telephone, to provide written confirmation of all transactions effected by telephone, and to mail the proceeds of telephone redemptions only to the redeeming shareholder’s address of record.
Automatic Withdrawal Plan
You may request withdrawal of a specified dollar amount (a minimum of  $100) on either a monthly, quarterly or annual basis. You may establish an Automatic Withdrawal Plan by completing the Automatic Withdrawal Form, which is available by calling 1-800-326-2151. You may stop your Automatic Withdrawal Plan at any time. Additionally, the Pear Tree Funds or the Transfer Agent may choose to stop offering the Automatic Withdrawal Plan.
You can directly redeem shares of a Pear Tree Fund by written request, by telephone (if elected in writing) and by automatic withdrawal. Redemptions will be made at the per share net asset value of such shares next determined after the redemption request is received in good order by the Pear Tree Fund.
Good order means that:
•
You have provided adequate instructions

•
There are no outstanding claims against your account

•
There are no transaction limitations on your account

Medallion Signature Guarantees and Other Requirements
You are required to obtain a medallion signature guarantee when you are:
•
Requesting certain types of transfers or exchanges or sales of fund shares in excess of  $100,000

•
Requesting a redemption within 30 days of changing your account registration or address

•
Requesting a redemption, exchange or transfer to someone other than the account owner(s).

Please call 1-800-326-2151 if you have questions on whether a signature guarantee is needed.
You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized under state law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.
The Transfer Agent will accept redemption requests only on days the NYSE is open. The Transfer Agent will not accept requests for redemptions that are subject to any special conditions or which specify a future or past effective date, except for certain notices of redemptions exceeding $250,000 (see Payment of Redemption Amount).
Payment of Redemption Proceeds
The Pear Tree Funds normally will send redemption proceeds on the second business day after your request is received and in good order and processed, but in any event within seven days, regardless of the method the Pear Tree Funds uses to make such payment. However, if the shares to be redeemed represent an investment made by check or through the Automatic Investment Plan, the Pear Tree Funds reserve the right to hold the redemption check for up to fifteen days until monies have been collected by the Pear Tree Fund from the customer’s bank.
The Pear Tree Funds may suspend this right of redemption and may postpone payment for more than seven days only when the NYSE is closed for other than customary weekends and holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for the Pear Tree Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period permitted by order of the Securities and Exchange Commission.
Under normal circumstances, a Pear Tree Fund would expect to meet most redemption requests using cash in its portfolio, or selling portfolio assets to generate cash. For redemptions in amounts in excess of  $250,000, or 1 percent of a Pear Tree Fund’s net assets, whichever is less, each Pear Tree Fund reserves the right to pay redemptions proceeds in-kind, that is, by distributing to the redeeming shareholder portfolio securities rather than cash.
During periods of stressed market conditions, a significant portion of each Pear Tree Fund portfolio has comprised, and Pear Tree Funds would continue to expect that it would comprise, mostly liquid securities (that is, securities that could be sold at the prices then used in determining the Pear Tree Fund’s net asset value). At such times, each Pear Tree Fund would continue to meet redemption requests using available cash or the cash proceeds from the sale of liquid securities. If, however, a significant portion of a Pear Tree Fund’s portfolio were to comprise illiquid investments or investments that have extended settlement periods, the Pear Tree Fund would likely limit cash redemptions and pay redemption proceeds in kind.

CALCULATION OF NET ASSET VALUE

You may purchase shares of each class of a Pear Tree Fund at the per share net asset value of shares of such class next determined after your purchase order is received in good order by the Pear Tree Fund. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed. Orders received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time), will receive that day’s closing price. The Pear Tree Funds will accept orders for purchases of shares on any day on which the NYSE is open for regular trading. The offering of shares of the Pear Tree Funds, or of any particular Fund, may be suspended from time to time, and the Pear Tree Funds reserve the right to reject any specific order.
Net asset value for one Fund share is the value of that share’s portion of all of the net assets in the Pear Tree Fund. Each Pear Tree Fund calculates its net asset value by adding the value of the Pear Tree Fund’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Net asset value per share of each class of shares of a Pear Tree Fund will be determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day on which the NYSE is open for regular trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas.
In determining a Pear Tree Fund’s net asset value for purposes of selling, redeeming and exchanging Pear Tree Fund shares, as well as for complying with limitations on portfolio holdings, (including any requirement that the Pear Tree Fund invests at least 80 percent of the value of its assets in specific types of securities), Pear Tree Fund assets are valued primarily on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available or the market value has been materially affected by events occurring after the closing of an exchange or market and before the calculation of a Pear Tree Fund’s net asset value (e.g., a significant event), at fair value as determined in good faith in accordance with procedures approved by the Trustees of the Pear Tree Funds. Significant events which may materially affect market values may include a halt in trading for an individual security, significant fluctuations in domestic or foreign markets, or the unexpected close of a securities exchange or market as a result of natural disaster, an act of terrorism or significant governmental action.
For certain securities, where no sales have been reported, a Pear Tree Fund may value such securities at the last reported bid price. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost. Derivatives are valued using their present market value or fair value (i.e., “marked-to-market”) rather than their notional value.
Emerging Markets Fund, Foreign Value Fund and Foreign Value Small Cap Fund hold most of their assets in securities that are primarily listed and traded on a foreign exchange. Because foreign markets may be open at different times than the NYSE, the value of a Pear Tree Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and before the time the net asset value for a Pear Tree Fund is calculated. Occasionally, events affecting the value of foreign securities or currencies may occur between the close of the market on which the security trades and the close of the NYSE which will not be reflected in the computation of a Pear Tree Fund’s net asset value. If events materially affecting the value of a Pear Tree Fund’s securities occur during such a period, then such securities may be valued at their fair value as determined in good faith in accordance with procedures approved by the Trustees.

SHAREHOLDER ACCOUNT POLICIES

Prospectus, Prospectus Updates and Shareholder Reports
For the convenience of Pear Tree Fund shareholders, the Pear Tree Funds maintain copies of the current summary prospectuses as well as the funds’ prospectus, statement of additional information, and most recent annual and semi-annual reports on its website, www.peartreefunds.com. At any time, you may elect to receive copies of all prospectus updates and shareholder reports in electronic format by calling 1-800-326-2151 or otherwise notifying your financial intermediary. Elections to receive reports in electronic format with respect to one Pear Tree Fund will apply to all other Pear Tree Funds held currently or in the future in the same account with the Pear Tree Funds or the financial intermediary.
Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Pear Tree Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Pear Tree Funds your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Pear Tree Funds' website, www.peartreefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Pear Tree Funds or your financial intermediary electronically by calling Pear Tree Funds at 1-800-326-2151, logging into your accounts at www.peartreefunds.com, or by calling your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can inform Pear Tree Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling Pear Tree Funds at 1-800-326-2151 or your financial intermediary. If you hold any Pear Tree Funds directly, your election to receive reports in paper will apply to those Pear Tree Funds held directly. If you hold any Pear Tree Funds through a financial intermediary, your election will apply to those Pear Tree Funds you hold through that financial intermediary.
Household Delivery of Fund Documents
The Pear Tree Funds will send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Pear Tree Funds. If you wish to revoke your consent to this practice, you may do so by notifying the Pear Tree Funds, by phone or in writing (see “How to contact us”). The Pear Tree Funds will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.
Lost Shareholders, Inactive Accounts and Unclaimed Property.
It is important that the Pear Tree Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Pear Tree Funds. Based upon statutory requirements for returned mail, the Pear Tree Funds will attempt to locate the shareholder or rightful owner of the account. If the Pear Tree Funds is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Pear Tree Funds is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-800-326-2151 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Privacy
The Pear Tree Funds have a policy that protects the privacy of your personal information. A copy of the Pear Tree Funds’ privacy notice was given to you at the time you opened your account. The Pear Tree Funds will send you a copy of the privacy notice each year as part of the Annual Report to Shareholders. You may also obtain the privacy notice by calling the transfer agent or through the Pear Tree Funds’ website.
Excessive Trading
Frequent trading into and out of a Pear Tree Fund can disrupt portfolio management strategies, harm a Pear Tree Fund’s performance by forcing the Pear Tree Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of a Pear Tree Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Pear Tree Funds investing in foreign securities or small cap securities may have increased exposure to the risks of short-term trading.
Each Pear Tree Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in a Pear Tree Fund’s shares to be excessive for a variety of reasons, such as if:
•
You sell shares within a short period of time after the shares were purchased;

•
You make two or more purchases and redemptions within a short period of time;

•
You enter into a series of transactions that is indicative of a timing pattern or strategy; or

•
We reasonably believe that you have engaged in such practices in connection with other mutual funds.

The Trustees have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Pear Tree Fund investors. Pursuant to these policies and procedures, we monitor selected trades periodically in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker has engaged in excessive short-term trading that we believe may be harmful to a Pear Tree Fund, we will ask the investor or broker to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of each Pear Tree Fund’s shareholders. While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in a Pear Tree Fund may be adversely affected.
Frequently, Pear Tree Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Pear Tree Funds’ policies.
Each Pear Tree Fund may reject: (i) a purchase or exchange order before its acceptance or (ii) an order prior to issuance of shares. The Pear Tree Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that a Pear Tree Fund believes are requested on behalf of market timers. Each Pear Tree Fund reserves the right to reject any purchase request by any investor or financial institution if the Pear Tree Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the Pear Tree Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Pear Tree Fund. The Pear Tree Funds and their agents may make exceptions to these policies if, in their judgment, a transaction does not represent excessive trading or interfere with the efficient management of a Pear Tree Fund’s portfolio, such as purchases made through systematic purchase plans or payroll contributions.
The Pear Tree Funds may impose further restrictions on trading activities by market timers in the future. The Pear Tree Funds’ prospectus will be amended or supplemented to reflect any material additional restrictions on trading activities intended to prevent excessive trading.

Investing Through a Broker or Other Financial Intermediary
The Pear Tree Funds have authorized one or more brokers or other financial intermediaries to receive on their behalf purchase, exchange, and redemption orders. Such brokers and other financial intermediaries are authorized to designate other intermediates to receive purchase and redemption orders on the Pear Tree Funds’ behalf. Each Pear Tree Fund will be deemed to have received a purchase, exchange or redemption order when an authorized broker or financial intermediary or, if applicable, such person’s designee receives the order. Customer orders will be priced at the applicable Pear Tree Fund’s net asset value next computed after the orders are received by an authorized broker or financial intermediary or such person’s authorized designee. Investors that effect transactions through a broker, financial intermediary or a designee may be charged a fee by the broker, financial intermediary or designee.

OTHER POLICIES

Each Pear Tree Fund reserves the right to:
•
Charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. A Pear Tree Fund will provide 60 days’ notice of material amendments to or termination of the exchange privilege.

•
Revise, suspend, limit or terminate the account options or services available to shareholders at any time, except as required by the rules of the Securities and Exchange Commission;

•
Charge a fee for wire transfers of redemption proceeds or other similar transaction processing fees; and

•
Suspend transactions in Pear Tree Fund shares when trading on the NYSE is closed or restricted, when the Securities and Exchange Commission determines an emergency or other circumstance exist that makes it impracticable for the Pear Tree Funds to sell or value their portfolio securities.

DIVIDENDS, DISTRIBUTIONS, AND FEDERAL TAXATION

Dividends and Distributions
Each Pear Tree Fund’s policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. Normally, distributions are made once a year in December.
All distributions will be automatically reinvested in additional shares of the Pear Tree Fund you own unless you elect to have dividends, capital gains, or both paid by check. If you elect to have dividends, capital gains or both paid by check, you will be sent a check for your dividends, capital gains and other distributions if the total distribution is at least $10. If the distribution is less than ten dollars, it may be automatically reinvested in additional shares of the same class of the Pear Tree Fund you own. All distributions, whether received in shares or by check, are taxable and must be reported by you on your federal income tax returns.
If you elect to receive distributions paid in cash by check and (a) the U.S. Postal Service advises us that it could not deliver your check, or (b) your distribution check remains uncashed for more than six months after the date of issuance, the Pear Tree Funds may elect to cancel your check and in your name invest an amount equal to the amount of the cancelled check in additional shares of the Pear Tree Fund that made the distribution at the current day’s NAV.
Taxes
The tax discussion in this Prospectus is only a summary of certain U.S. federal income tax issues generally affecting each Pear Tree Fund and its shareholders. The following assumes that a Fund’s shares will be treated as capital assets in the hands of each shareholder. Circumstances among investors will vary, so you are encouraged to consult with your own tax advisor regarding the impact of an investment in the Fund with respect to your specific tax situation prior to making an investment in the Fund. Each Pear Tree Fund will distribute all, or substantially all, of its net investment income and net capital gains to its respective shareholders each year. Although no Fund will be taxed on amounts it distributes, most shareholders will be taxed on amounts they receive.
For mutual funds generally, dividends from net investment income (other than qualified dividend income, as described below) and distributions of net short-term capital gains are taxable to shareholders of the fund as ordinary income under federal income tax laws, whether paid in cash or in additional shares. Distributions from net long-term gains recognized by a fund are taxable as long-term taxable gains regardless of the length of time a shareholder has held the shares and whether the distribution is paid in cash or additional shares. All such distributions to certain individuals, trusts and estates may be subject also to the Medicare net investment income tax at a rate of 3.8 percent, depending upon the adjusted gross income of the recipient.
Under current U.S. federal income tax law, distributions of earnings from qualifying dividends received by a Pear Tree Fund from domestic corporations and qualified foreign corporations will be taxable to non-corporate shareholders at the same rate as long-term capital gains, which is currently 20 percent, instead of at the ordinary income rate, provided certain requirements are satisfied.
Distributions, whether received as cash or reinvested in additional shares, may be subject to federal income taxes. Dividends and distributions may also be subject to state or local taxes. Depending on the tax rules in the state in which you live, a portion of the dividends paid by a Pear Tree Fund attributable to direct obligations of the U.S. Treasury and certain agencies may be exempt from state and local taxes.
Selling or exchanging your Fund shares is a taxable event and may result in capital gain or loss. A capital gain or capital loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds. Any capital loss incurred on the sale or exchange of Fund shares held for six months or less will be treated as a long-term loss to the extent of long-term capital gain dividends received with respect to such shares. Additionally, any loss realized on a sale, redemption or exchange of shares of a Pear Tree Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.
You will be notified after each calendar year of the amount of income, dividends and net capital gains distributed. You will also be advised of the percentage of the dividends from a Pear Tree Fund, if any, that is exempt from federal income tax and the portion, if any, of those dividends that is a tax preference item for purposes of the alternative minimum tax. If you purchase shares of a Pear Tree Fund through a financial intermediary, that entity will provide this information to you.

Each Pear Tree Fund intends to elect to be taxed each year as a regulated investment company. A regulated investment company generally is not subject to tax at the fund level with respect to income and gains from investments that are distributed to shareholders. However, should a Pear Tree Fund fail to qualify as a regulated investment company, it would be subject to taxation at the fund level and therefore, would have less income available for distribution.
Each Pear Tree Fund is required to withhold a legally determined portion, currently 24 percent, of all taxable dividends, distributions and redemption proceeds payable to any non-corporate shareholder that does not provide the Pear Tree Fund with the shareholder’s correct taxpayer identification number or certification that the shareholder is not subject to backup withholding. This is not an additional tax but can be credited against your tax liability. Shareholders that invest in a Pear Tree Fund through a tax-deferred account, such as a qualified retirement plan, generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investing through such an account.
Foreign Income Taxes. Investment income received by a Pear Tree Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which would entitle a Pear Tree Fund to a reduced rate of such taxes or exemption from taxes on such income.
If more than 50 percent in value of a Pear Tree Fund’s total assets at the close of any taxable year consists of securities of foreign corporations (which is likely), the Pear Tree Fund may file an election with the Internal Revenue Service (the “Foreign Election”) that may permit you to take a credit (or a deduction) for foreign income taxes paid by the Pear Tree Fund. A Pear Tree Fund may be subject to certain holding period requirements with respect to securities held to take advantage of this credit. If the Foreign Election is made by the Pear Tree Fund, and you choose to use the foreign tax credit, you would include in your gross income both dividends you receive from the Pear Tree Fund and your allocable share of foreign income taxes paid by the Pear Tree Fund. You would be entitled to treat the foreign income taxes paid as a credit against your U.S. federal income taxes, subject to the limitations set forth in the Internal Revenue Code with respect to the foreign tax credit generally. Alternatively, you could treat your allocable share of the foreign income taxes paid by the Pear Tree Fund as an itemized deduction from adjusted gross income in computing taxable income rather than as a tax credit. It is anticipated that each Pear Tree Fund will qualify to make the Foreign Election; however, a Pear Tree Fund cannot be certain that it will be eligible to make such an election or that you will be eligible for the foreign tax credit.
Fund distributions also may be subject to state, local and foreign taxes, which are not addressed in this Prospectus or the Statement of Additional Information.

Financial Highlights

These tables detail the financial performance of each Pear Tree Fund described in this prospectus for each of the past five years, if applicable. These tables include total return information showing how much an investment in an Ordinary Share, Institutional Share or R6 Share of a Pear Tree Fund has increased or decreased each period (assuming reinvestment of all dividends and distributions). Certain information reflects financial results for a single Pear Tree Fund share. No information is provided for R6 Shares of Small Cap Fund or Quality Fund because no shares were not offered or sold during the periods covered by the financial highlights for those Pear Tree Funds below.
The financial statements of each Pear Tree Fund as of March 31, 2019, have been audited by Tait, Weller & Baker LLP, the Pear Tree Funds’ independent registered public accounting firm. The financial highlights for the prior fiscal periods were also audited by Tait, Weller & Baker LLP, whose reports, along with each Pear Tree Fund’s financial statements and related notes, was included in Pear Tree Funds’ annual reports for those periods. Copies of Pear Tree Funds’ most recent annual report and semi-annual report are available upon request.
Pear Tree Polaris Small Cap Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$25.48	$26.35	$21.61	$24.65	$27.62
Income from Investment Operations:
Net investment income (loss)(a)(b)	0.07 (d)	0.07 (d)	0.06	0.16	0.04
Net realized and unrealized gain/(loss) on securities	0.22	0.68	4.99	(1.59)	(0.37)
Total from Investment Operations	0.29	0.75	5.05	(1.43)	(0.33)
Less Distributions:
Dividends from net investment income	(0.01)	(0.04)	(0.15)	—	(0.20)
Distributions from realized capital gains	(1.79)	(1.58)	(0.16)	(1.61)	(2.44)
Total Distributions	(1.80)	(1.62)	(0.31)	(1.61)	(2.64)
Net Asset Value, End of Period	$23.97	$25.48	$26.35	$21.61	$24.65
Total Return	1.87%	2.75%	23.36%	(5.83)%	(0.36)%
Net Assets, End of Period (000s)	$118,314	$109,341	$109,247	$91,139	$98,084
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(c)
Gross	1.34%	1.35%	1.35%	1.35%	1.50%
Net	1.34%	1.35%	1.35%	1.35%	1.50%
Ratio of net investment income (loss) to average net assets(b)	0.29%	0.25%	0.25%	0.70%	0.17%
Portfolio Turnover	24%	18%	37%	17%	94%

	Institutional Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$30.07	$30.80	$25.19	$28.39	$31.37
Income from Investment Operations:

Net investment income (loss) (a) (b)	0.21 (d)	0.19 (d)	0.14	0.23	0.11
Net realized and unrealized gain/(loss) on securities	0.28	0.79	5.83	(1.82)	(0.39)
Total from Investment Operations	0.49	0.98	5.97	(1.59)	(0.28)
Less Distributions:
Dividends from net investment income	(0.10)	(0.13)	(0.20)	—	(0.26)
Distributions from realized capital gains	(1.79)	(1.58)	(0.16)	(1.61)	(2.44)
Total Distributions	(1.89)	(1.71)	(0.36)	(1.61)	(2.70)
Net Asset Value, End of Period	$28.67	$30.07	$30.80	$25.19	$28.39
Total Return	2.30%	3.10%	23.71%	(5.62)%	(0.11)%
Net Assets, End of Period (000s)	$4,839	$7,395	$7,220	$5,785	$3,761
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (c)
Gross	1.08%	1.10%	1.10%	1.10%	1.28%
Net	0.96%	0.98%	1.10%	1.10%	1.28%
Ratio of net investment income (loss) to average net assets (b)	0.65%	0.62%	0.49%	0.89%	0.36%
Portfolio Turnover	24%	18%	37%	17%	94%
(a)
Per share numbers have been calculated using the average shares method.

(b)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(c)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(d)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

Pear Tree Quality Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$18.83	$17.52	$16.31	$17.47	$18.10
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.14	0.15	0.16	0.15	0.28
Net realized and unrealized gain/(loss) on securities	2.23	2.49	2.04	0.72	1.30
Total from Investment Operations	2.37	2.64	2.20	0.87	1.58
Less Distributions:
Dividends from net investment income	(0.12)	(0.18)	(0.19)	(0.16)	(0.33)
Distributions from realized capital gains	(2.42)	(1.15)	(0.80)	(1.87)	(1.88)
Total Distributions	(2.54)	(1.33)	(0.99)	(2.03)	(2.21)
Net Asset Value, End of Period	$18.66	$18.83	$17.52	$16.31	$17.47
Total Return	14.16%	14.91%	14.04%	5.47%	9.12%
Net Assets, End of Period (000s)	$137,643	$123,781	$112,513	$113,498	$116,104
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.54%	1.54%	1.55%	1.55%	1.54%
Net	1.25%	1.28%	1.30%	1.29%	1.29%
Ratio of net investment income (loss) to average net assets(c)	0.72%	0.81%	0.97%	0.91%	1.52%
Portfolio Turnover	57%	48%	31%	35%	49%
	Institutional Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$20.15	$18.65	$17.30	$18.39	$18.95
Income from Investment Operations:
Net investment income (loss) (a) (b) (c)	0.23	0.24	0.22	0.21	0.35
Net realized and unrealized gain/(loss) on securities	2.40	2.65	2.16	0.76	1.35
Total from Investment Operations	2.63	2.89	2.38	0.97	1.70
Less Distributions:
Dividends from net investment income	(0.18)	(0.24)	(0.23)	(0.19)	(0.38)
Distributions from realized capital gains	(2.42)	(1.15)	(0.80)	(1.87)	(1.88)
Total Distributions	(2.60)	(1.39)	(1.03)	(2.06)	(2.26)
Net Asset Value, End of Period	$20.18	$20.15	$18.65	$17.30	$18.39
Total Return	14.59%	15.34%	14.30%	5.74%	9.34%
Net Assets, End of Period (000s)	$6,084	$6,064	$6,569	$8,533	$11,209
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.29%	1.29%	1.30%	1.30%	1.29%
Net	0.87%	0.93%	1.05%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets (c)	1.08%	1.17%	1.22%	1.14%	1.83%
Portfolio Turnover	57%	48%	31%	35%	49%
(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

Pear Tree Axiom Emerging Markets World Equity Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$23.29		$20.40	$18.96	$21.94		$22.15
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.38	(b)	0.32 (b)	0.23 (b)	0.33	(b)	0.29
Net realized and unrealized gain/(loss) on securities	(2.36)		2.85	1.52	(3.02)		(0.18)
Total from Investment Operations	(1.98)		3.17	1.75	(2.69)		0.11
Less Distributions:
Dividends from net investment income	(0.45)		(0.28)	(0.31)	(0.29)		(0.32)
Distributions from realized capital gains	—		—	—	—		—
Total Distributions	(0.45)		(0.28)	(0.31)	(0.29)		(0.32)
Net Asset Value, End of Period	$20.86		$23.29	$20.40	$18.96		$21.94
Total Return	(8.31)%		15.63%	9.39%	(12.12)%		0.54%
Net Assets, End of Period (000s)	$89,347		$110,502	$102,633	$107,893		$127,295
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.67%		1.07%	1.21%	1.32%		1.37%
Net	1.46%		0.97%	1.09%	1.31%		1.37%
Ratio of net investment income (loss) to average net assets(c)	1.81%		1.46%	1.21%	1.66%		1.26%
Portfolio Turnover	172	%(f)	50%	47%	82	%(e)	35%
	Institutional Shares
	Years Ended March 31,
	2019		2018	2017	2016		2015
Net Asset Value, Beginning of Period	$23.63		$20.69	$19.23	$22.26		$22.46
Income from Investment Operations:
Net investment income (loss) (a)(c)	0.48	(b)	0.40 (b)	0.34 (b)	0.36	(b)	0.35
Net realized and unrealized gain/(loss) on securities	(2.42)		2.89	1.49	(3.04)		(0.18)
Total from Investment Operations	(1.94)		3.29	1.83	(2.68)		0.17
Less Distributions:
Dividends from net investment income	(0.53)		(0.35)	(0.37)	(0.35)		(0.37)
Distributions from realized capital gains	—		—	—	—		—
Total Distributions	(0.53)		(0.35)	(0.37)	(0.35)		(0.37)
Net Asset Value, End of Period	$21.16		$23.63	$20.69	$19.23		$22.26
Total Return	(7.94)%		16.01%	9.68%	(11.88)%		0.81%
Net Assets, End of Period (000s)	$5,061		$7,872	$8,078	$13,489		$12,424
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.41%		0.82%	0.95%	1.07%		1.11%
Net	1.08%		0.61%	0.83%	1.06%		1.11%
Ratio of net investment income (loss) to average net assets (c)	2.21%		1.80%	1.69%	1.78%		1.52%
Portfolio Turnover	172	%(f)	50%	47%	82	%(e)	35%

R 6 Shares
January 28, 2019* through March 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.01 (b)
Net realized and unrealized gain/(loss) on securities	0.46
Total from Investment Operations	0.47
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.47
Total Return	4.70%***
Net Assets, End of Period (000s)	$105
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.64%**
Net	0.99%**
Ratio of net investment income (loss) to average net assets (c)	0.44%**
Portfolio Turnover	172% (f)
*
Commenced operations January 28, 2019

**
Annualized.

***
Not Annualized.

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(e)
Turnover is higher due to a change in strategy as of March 18, 2016

(f)
Turnover is higher due to Emerging Markets acquiring assets of Pear Tree PanAgora Risk Parity Emerging Markets Fund as of May 8, 2018. See Note 2 to the Financial Statements.

Pear Tree Polaris Foreign Value Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.75	$19.15	$17.03	$18.67	$19.38
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.38 (b)	0.29 (b)	0.23	0.23	0.29
Net realized and unrealized gain/(loss) on securities	(1.17)	2.44	2.07	(1.60)	(0.80)
Total from Investment Operations	(0.79)	2.73	2.30	(1.37)	(0.51)
Less Distributions:
Dividends from net investment income	(0.11)	(0.13)	(0.18)	(0.27)	(0.20)
Distributions from realized capital gains	(0.08)	—	—	—	—
Total Distributions	(0.19)	(0.13)	(0.18)	(0.27)	(0.20)
Net Asset Value, End of Period	$20.77	$21.75	$19.15	$17.03	$18.67
Total Return	(3.56)%	14.27%	13.59%	(7.29)%	(2.53)%
Net Assets, End of Period (000s)	$784,820	$886,354	$859,328	$932,418	$1,030,641
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.51%	1.51%	1.53%	1.52%	1.52%
Net	1.41%	1.41%	1.53%	1.52%	1.52%
Ratio of net investment income (loss) to average net assets(c)	1.80%	1.39%	1.31%	1.29%	1.55%
Portfolio Turnover	12%	30%	15%	13%	2%
	Institutional Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$21.71	$19.10	$17.00	$18.68	$19.39
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.42 (b)	0.33 (b)	0.26	0.27	0.33
Net realized and unrealized gain/(loss) on securities	(1.14)	2.49	2.07	(1.60)	(0.80)
Total from Investment Operations	(0.72)	2.82	2.33	(1.33)	(0.47)
Less Distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.23)	(0.35)	(0.24)
Distributions from realized capital gains	(0.08)	—	—	—	—
Total Distributions	(0.28)	(0.21)	(0.23)	(0.35)	(0.24)
Net Asset Value, End of Period	$20.71	$21.71	$19.10	$17.00	$18.68
Total Return	(3.20)%	14.75%	13.82%	(7.06)%	(2.29)%
Net Assets, End of Period (000s)	$2,509,455	$1,346,164	$759,793	$697,543	$594,691
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.26%	1.26%	1.27%	1.27%	1.27%
Net	1.04%	1.04%	1.27%	1.27%	1.27%
Ratio of net investment income (loss) to average net assets(c)	1.98%	1.57%	1.49%	1.51%	1.76%
Portfolio Turnover	12%	30%	15%	13%	2%

	R6 Shares
	Year Ended March 31, 2019	Year Ended March 31, 2018	February 6, 2017* through March 31, 2017
Net Asset Value, Beginning of Period	$11.65	$10.34	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.25 (b)	0.19 (b)	0.05
Net realized and unrealized gain/(loss) on securities	(0.64)	1.34	0.29
Total from Investment Operations	(0.39)	1.53	0.34
Less Distributions:
Dividends from net investment income	(0.21)	(0.22)	—
Distributions from realized capital gains	(0.08)	—	—
Total Distributions	(0.29)	(0.22)	—
Net Asset Value, End of Period	$10.97	$11.65	$10.34
Total Return	(3.15)%	14.79%	3.40	%***
Net Assets, End of Period (000s)	$325,774	$275,084	$36,982
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.11%	1.10%	1.14	%**
Net	0.98%	1.01%	1.14	%**
Ratio of net investment income (loss) to average net assets (c)	2.22%	1.58%	3.39	%**
Portfolio Turnover	12%	30%	15	%***
*
Commenced operations February 6, 2017

**
Annualized.

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

Pear Tree Polaris Foreign Value Small Cap Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.63	$13.71	$12.06	$13.35	$13.17
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.33 (b)	0.28 (b)	0.23	0.21	0.15
Net realized and unrealized gain/(loss) on securities	(1.84)	2.07	1.64	(1.26)	0.17
Total from Investment Operations	(1.51)	2.35	1.87	(1.05)	0.32
Less Distributions:
Dividends from net investment income	(0.24)	(0.29)	(0.14)	(0.19)	(0.14)
Distributions from realized capital gains	(0.32)	(0.14)	(0.08)	(0.05)	—
Total Distributions	(0.56)	(0.43)	(0.22)	(0.24)	(0.14)
Net Asset Value, End of Period	$13.56	$15.63	$13.71	$12.06	$13.35
Total Return	(9.33)%	17.15%	15.73%	(7.83)%	2.57%
Net Assets, End of Period (000s)	$222,526	$319,531	$270,948	$283,509	$233,185
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.53%	1.52%	1.55%	1.56%	1.56%
Net	1.43%	1.42%	1.55%	1.56%	1.56%
Ratio of net investment income (loss) to average net assets(c)	2.29%	1.85%	1.82%	1.66%	1.15%
Portfolio Turnover	52%	26%	46%	8%	11%
	Institutional Shares
	Years Ended March 31,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period	$15.66	$13.73	$12.07	$13.36	$13.19
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.37 (b)	0.32 (b)	0.25	0.24	0.14
Net realized and unrealized gain/(loss) on securities	(1.83)	2.09	1.66	(1.26)	0.21
Total from Investment Operations	(1.46)	2.41	1.91	(1.02)	0.35
Less Distributions:
Dividends from net investment income	(0.31)	(0.34)	(0.17)	(0.22)	(0.18)
Distributions from realized capital gains	(0.32)	(0.14)	(0.08)	(0.05)	—
Total Distributions	(0.63)	(0.48)	(0.25)	(0.27)	(0.18)
Net Asset Value, End of Period	$13.57	$15.66	$13.73	$12.07	$13.36
Total Return	(8.95)%	17.56%	16.13%	(7.62)%	2.79%
Net Assets, End of Period (000s)	$766,409	$593,619	$312,955	$270,846	$200,160
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.28%	1.27%	1.30%	1.30%	1.31%
Net	1.06%	1.05%	1.30%	1.30%	1.31%
Ratio of net investment income (loss) to average net assets(c)	2.57%	2.08%	2.03%	1.91%	1.12%
Portfolio Turnover	52%	26%	46%	8%	11%

	R6 Shares
	Year Ended March 31, 2019	Year Ended March 31, 2018	February 6, 2017* through March 31, 2017
Net Asset Value, Beginning of Period	$12.02	$10.63	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.24 (b)	0.26 (b)	0.04
Net realized and unrealized gain/(loss) on securities	(1.38)	1.62	0.59
Total from Investment Operations	(1.14)	1.88	0.63
Less Distributions:
Dividends from net investment income	(0.31)	(0.35)	—
Distributions from realized capital gains	(0.32)	(0.14)	—
Total Distributions	(0.63)	(0.49)	—
Net Asset Value, End of Period	$10.25	$12.02	$10.63
Total Return	(8.95)%	17.66%	6.30	%***
Net Assets, End of Period (000s)	$74,795	$11,160	$1,927
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.14%	1.12%	1.14	%**
Net	1.05%	1.02%	1.14	%**
Ratio of net investment income (loss) to average net assets (c)	2.28%	2.12%	2.95	%**
Portfolio Turnover	52%	26%	46	%***
*
Commenced operations February 6, 2017

**
Annualized

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

Pear Tree PNC International Small Cap Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
	Ordinary Shares
	January 30, 2019* through March 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(c)	(0.04)
Net realized and unrealized gain/(loss) on securities	0.64
Total from Investment Operations	0.60
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.60
Total Return	6.00	%***
Net Assets, End of Period (000s)	$63
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	4.54	%**
Net	4.54	%**
Ratio of net investment income (loss) to average net assets(c)	(3.52	)%**
Portfolio Turnover	22	%***
	Institutional Shares
	January 30, 2019 * through March 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss)(a)(c)	(0.04	) (b)
Net realized and unrealized gain/(loss) on securities	0.64
Total from Investment Operations	0.60
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.60
Total Return	6.00	%***
Net Assets, End of Period (000s)	$9,245
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	4.29	%**
Net	4.17	%**
Ratio of net investment income (loss) to average net assets(c)	(3.15	)%**
Portfolio Turnover	22	%***

R 6 Shares*
January 30, 2019 through March 31, 2019
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	(0.04)
Net realized and unrealized gain/(loss) on securities	0.64
Total from Investment Operations	0.60
Less Distributions:
Dividends from net investment income	—
Distributions from realized capital gains	—
Total Distributions	—
Net Asset Value, End of Period	$10.60
Total Return	6.00%***
Net Assets, End of Period (000s)	$1,371
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	4.14%**
Net	4.14%**
Ratio of net investment income (loss) to average net assets (c)	(3.12)%**
Portfolio Turnover	22%***
*
Commenced operations January 30, 2019.

**
Annualized

***
Not Annualized

(a)
Per share numbers have been calculated using the average shares method.

(b)
Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)
Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes.

(d)
Ratios of expenses to average net assets:

•
Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

•
Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

Obtaining Additional Information

More information about the Pear Tree Funds may be obtained free upon request.
The Pear Tree Funds’ Statement of Additional Information and annual and semi-annual reports to shareholders include additional information about the Pear Tree Funds. The Pear Tree Funds’ annual report discusses the market conditions and investment strategies that significantly affected each Pear Tree Fund’s performance during its last fiscal years. The Statement of Additional Information is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. The Pear Tree Funds also file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Pear Tree Funds’ most recent portfolio holdings, as filed on Form N-PORT (or its predecessor form, Form N-Q), are also available at www.peartreefunds.com.
If you have questions about the Pear Tree Funds or your account, or you wish to obtain free copies of the Pear Tree Funds’ current Statement of Additional Information or annual or semiannual reports, please contact your financial adviser or contact us by mail, by telephone or on the Internet.
By Mail: Pear Tree Institutional Services 55 Old Bedford Road, Suite 202 Lincoln, MA 01773	By Telephone: 800-326-2151 On the Internet: www.peartreefunds.com
You may review and obtain copies of the Pear Tree Funds’ Statement of Additional Information, financial reports, Forms N-PORT (or its predecessor form, Forms N-Q), and other information at the SEC’s Public Reference Room in Washington, D.C. You may also access reports and other information about the Pear Tree Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. You may get copies of this information, after payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. Please call the SEC at 1-202-551-8090 for information about the operation of the Public Reference Room. You may need to refer to the Pear Tree Funds’ file number.
Investment Company Act File No. 811-03790
Distributed by U.S. Boston Capital Corporation, member FINRA, SIPC